EST. OF FUTURE RESERVES AND REVENUES
U. S. SEC REPORT
WILKINSON COUNTY, MISSISSIPPI
TO LEXARIA CORPORATION
AS OF OCTOBER 31, 2013

December 30, 2013

Table of Contents

VEAZEY & ASSOCIATES, LLC
Petroleum Consultants

6161 Perkins Road, Ste. 2C
Baton Rouge, La. 70808

Phone (225) 765-1914
FAX: (225) 765-1917

December 30, 2013

Lexaria Corporation
Attn: Mr. Chris Bunka, President
700 West Pender, Suite 604
Vancouver, BC V6C 1G8

Re: Estimate of Future Reserves and Revenues
U. S. Securities and Exchange Commission (SEC) Report
Wilkinson County, Mississippi
As of October 31, 2013

Dear Mr. Bunka,

Following your request, we have estimated the future net reserves and revenues for Lexaria Corporation (Lexaria) located in Wilkinson County, Mississippi. The reserves are located in Belmont Lake field and consist of three (3) producing wells (Proved Developed) in an oil zone called the Frio Sand. These wells are gas lifted by gas supplied from the F-29. Lexaria owns the same interest in the F-29 as in the other producing wells. The PP F-12 No. 7 has been drilled, logged and cored, but not yet completed. The status of the F-12 No. 7 is Proved Non-producing. The Proved Undeveloped properties consist of three (3) Frio oil locations in the same continuous reservoir within an area of geological well control. One of the Undeveloped locations is assigned Possible reserves as in addition to the Proved reserves. The PP F-12 No. 4 is not producing at this time.

The following are our conclusions for the estimates of future reserves and revenues for Lexaria Corporation, as of October 31, 2013.

Lexaria Corporation
Phase I Drilling Program
Wilkinson County, MS
As of October 31, 2013

SEC Pricing
Average Monthly Prices

Class/Category	NET OIL, MBBLS	NET GAS, MMCF	CASH FLOW, UNDISC	CASH FLOW, DISC @ 10%
Proved Developed	74.28	0.00	$3,948,312.31	$2,467,750.25
Proved Undeveloped	69.77	0.00	$4,870,109.08	$3,518,118.39
Total Proved	**144.05**	**0.00**	**$8,818,421.39**	**$5,985,868.64**
Possible Undeveloped	**29.88**	**0.00**	**$2,260,255.59**	**$805,398.73**

The working interests and net revenue interests used to calculate these net reserves and revenues were supplied by Lexaria Corporation[1]. The following is a summary of these interests.

Lexaria Corporation
Working Interest & Net Revenue Interest
As of October 31, 2013

Well	W.I. Before Completion	W.I. After Completion	Net Revenue Interest
F-12-1	42%	35.7%	27.3036947%
F-12-3	42%	35.7%	27.3036947%
F-12-4	42%	35.7%	27.3036947%
F-12-4 Nonconsent	8%	6.8%	5.2007038%
F-12-5	42%	35.7%	27.3036947%
F-12-5 Nonconsent	8%	6.8%	5.2007038%
F-12-6	42%	35.7%	27.3036947%
F-12-7	13.3226%	11.3242%	8.6608494%
F-12-8	42%	35.7%	27.3036947%
F-12-9	42%	35.7%	27.3036947%

[1] Statements dated November 14 & December 18, 2013 attached herein. Interests on statement may not be consistent due to farm-outs.

CLASSIFICATIONS AND DEFINITIONS

The classifications and definitions for Proved reserves are consistent with those of the SEC[2].

The reserves presented herein are un-risked and because of this, prudence should be exercised in interpreting the revenues generated from present and future potential production. Because of the distinct classifications of reserves (Proved and Possible) and category of reserves (Developed and Undeveloped), likely differences in uncertainty arise and caution should be used when combining reserves of different classes and categories.

RESERVE ESTIMATES

Total ultimate reserves were estimated by a combination of the volumetric method and by analogy with the Frio oil sand in Stamps field located approximately two miles from Belmont Lake field. First, the isopach map provided by geologist Mr. Ray Lewand was planimetered for the volume. Second, we calculated the recovery factor (RF) for the Stamps field to be 995 BO/AF by calculating the estimated ultimate recovery (EUR) and constructing an isopach map of the Frio reservoir in that field (892,680 BO / 897.5 AF). The EUR of Belmont Lake was estimated by multiplying the RF of Stamps field by the volume from Mr. Lewand's map.

The analogy of Stamps is important because of the close proximity of the field to Belmont Lake and the fact that it is also a Frio oil reservoir. Among other reasons we used the analogy of Stamps field are because of the similar values of oil gravity, porosity, permeability and comparable reservoir energy (water drive mechanism). In addition, both reservoirs are formed by a channel sand.

Remaining reserves were then forecasted by decline curve analysis. The forecast was terminated if the economic limit was reached. Production is updated through October 31, 2013.

PRODUCT PRICES

The oil prices used in this report are the 12-month arithmetic average of the price received each month within the 12-month period prior to the end of the reporting period. The calculated oil price of $106.22/Bbl is held constant throughout the life of the forecast.

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[2] The SEC rules can be found at: http://www.sec.gov/rules/final/2008/33-8995.pdf

COSTS AND EXPENSES

The 8/8ths drilling and completion costs in the amount of $816,695 used in forecasting the 12-6, 12-8 and 12-9 were taken directly from the attached December 4, 2013 AFE[3] for the drilling of the 12-7. Monthly operating expenses for the producing properties were estimated by taking the average of the expenses incurred for each well for the 12-month period prior to the end of the reporting period. For the Undeveloped properties, a monthly operating expense of $19,000 was used.

PLUGGING AND ABANDONMENT / RECLAMATION COSTS

Abandonment and reclamation costs were supplied by the operator and are estimated to be $30,500 per well (8/8ths) and were applied at the end of the life of the field.

PROJECTIONS

The attached reserve and revenue projections are on a calendar year basis.

REPORT QUALIFICATIONS

The estimated revenues, both discounted and undiscounted, are not represented as constituting the fair market value of the properties. Rather, these projections are intended to provide investors with an indication of the relative quantity of reserves that is likely to be extracted in the future based on the assigned classification and categorization.

Veazey & Associates, LLC has made no independent examination of titles to the appraised properties, nor has the actual degree or type of interest owned been independently confirmed. The data used in our evaluation were supplied by Lexaria, operator Griffin & Griffin or obtained from public records of the Mississippi State Oil and Gas Board and/or published industry sources and were considered accurate. A field inspection of the properties was not made nor considered necessary for the purpose of this report.

We did not inspect the properties nor conduct independent well tests. Environmental studies were not conducted and are beyond the scope of this investigation. This study is based on the assumption that these properties are not negatively affected by the existence of hazardous substances, non-hazardous substances, naturally occurring radioactive material ("NORM") or other detrimental environmental conditions or the possibility of restoration obligations or responsibilities that may be imposed by relevant federal, state or local regulatory agencies. The appraiser is not an expert in the identification of

---

[3] Attached is the AFE Election for drilling the F-12-6 & F-12-7.

hazardous substances, non-hazardous substances, or detrimental environmental conditions. It is possible that tests and inspections made by a qualified environmental expert could reveal the existence of hazardous or non-hazardous material and environmental conditions in, on, under or around these properties or other properties or facilities held in connection therewith that could negatively affect their value.

Ownership, product prices and other factual data have been accepted as represented by Lexaria and the operator. We have generally tested the validity of these data and believe the information is correct.

The quality of available information and the application of engineering interpretation and judgment affect the reliability of any reserve estimate. In our opinion, the reserve estimates presented herein are reasonable. These reserves should be accepted with the understanding that drilling activity or additional information subsequent to the date of this report might require their revision.

In performing this study, we have not considered matters in which legal or accounting, rather than engineering interpretation may be controlling. Finally, it must be realized that forecasting, by its nature, is subject to uncertainty, and the conclusions expressed herein are based on interpretation of engineering data and such conclusions necessarily represent only informed professional judgments.

Neither Veazey & Associates, LLC nor any of its employees has any interest in the subject properties and neither the employment to make this study nor the compensation is contingent on our estimates of reserves and future income for the subject properties.

Included herein is our firm's resume. The appraiser graduated from Louisiana State University in Petroleum Engineering in 1995 and has been a registered professional engineer since 2001. He is a member of the Societies of Petroleum Engineers and Petroleum Evaluation Engineers. Thank you for the opportunity to perform this evaluation. As always, I remain

Respectfully Yours,

Jim Veazey

Jim Veazey, PE
Louisiana License PE.29395

Report Definitions

Authority for Expenditure	(AFE) A document prepared by the operator that lists the estimated costs of drilling, completing, working over or plugging a well or some other major cost associated with the well or lease. The document is provided to partners for approval. Failure to approve an AFE may result in a penalty or loss of interest depending on contractual agreements.
Barrels of Oil Equivalent	(BOE) Barrels of Oil Equivalent is a unit of energy based on the approximate energy released from burning one barrel of oil roughly equal to 6,000 cubic feet of natural gas.
Behind Pipe	A term referring to up-hole potential in another sand encountered in the same well.
BOPD	Acronym for "Barrels of Oil per Day" and refers to the volume of oil in barrels that are produced in a 24 hour day.
BWPD	Acronym for "Barrels of Water per Day" and refers to the volume of water in barrels that are produced in a 24 hour day.
Cash Flow	Cash flow is the profit the interest owner receives from its share of revenue after taxes, expenses and costs are paid.
Completion	A generic term used to describe the down hole assembly and equipment required to enable production of oil and/or gas from a well.
Cum Cut Plot	A graph of water cut or oil cut on the ordinate (y-axis) and cumulative oil production on the abscissa (x-axis) used to predict ultimate cumulative oil production at some limit of water or oil cut.
Decline Curve	A method of estimating petroleum reserves by determining the natural production decline of a well and extrapolating to predict future production.
Depletion Drive	The reservoir drive mechanism in which oil is produced by the expansion of the volume of the gas in solution.
Fair Market Value	(FMV) The Fair Market Value is defined as the amount at which property would transfer between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of the relevant facts.
Farmout	A contractual agreement with an owner who holds a working interest in an oil and gas lease to assign all or part of that interest to another party in exchange for fulfilling contractually specified conditions such as drilling a well or installing equipment.
Gas Lift	A method of raising oil in the wellbore from a lower depth to the surface by injecting gas in the well from the casing through the tubing via gas lift valves installed in the tubing.
Gross Reserves (Oil or Gas)	The volume of reserves attributed to the whole (100%).
Internal Rate of Return	(IROR) The interest rate which makes the present value of the revenues equal to the present value of the expenditures. In other words, the discounting rate which makes the net present value equal to zero.
Lease Operating Expense	(LOE) The Lease Operating Expenses include such things as direct operating costs, overhead, production (severance) taxes and ad valorem (property) taxes attributed to the lease (or well) and paid in the year which they are incurred . In the detailed economic projection(s), Net Lease Cost or Net Well Cost may be synonymous with the LOEs paid by the working interest ownership being evaluated.
MCFD	Acronym for "Mcf of Gas per Day" and refers to the volume of gas in thousand cubic feet that are produced in a 24 hour day.
Naturally Occurring Radioactive Material (NORM)	(NORM) Naturally Occurring Radioactive Material is radio active deposits such as scale found in tubulars.
Net Ad Valorem Tax	The property tax paid by the interest owner on drilling rigs, production equipment, etc.
Net Investment	As related to the economic forecast(s) attached herein, it is either the drilling, completion or plugging costs to the working interest being evaluated.
Net Lease Cost	See Lease Operating Expense.
Net Production Tax	The state severance tax that the interest owner pays on oil and/or gas levied when removed from the ground. The tax can b levied as a percent of the mineral value or in cents per barrel of oil/mcf of gas.
Net Reserves (Oil or Gas)	The volume of reserves attributed to a certain interest.
Net Revenue	Net revenue is the inflow of money as a result of oil and gas sales that the interest owner receives from its share of production. This income is before paying taxes, expenses and costs.
Net Revenue Interest	(NRI) The fractional share (usually between 3/4 and 7/8) of all oil and gas production revenue from the leased premises that goes to the working interest.
Net Well Cost	See Lease Operating Expense.
On-line	Refers to the status of a well that is producing.
Overriding Royalty Interest	Ownership in a percentage of production revenues, free of the cost of production.
Payout	(PO) Payout is the length of time after initial investment until accumulated net revenues from production equal all costs of leasing, exploring, drilling and operating.
Permeability	A measure of the ability of a rock to conduct a fluid through its interconnected pore space when that fluid is at 100% saturation.
Plug and Abandonment	(P&A) A term referring to when a well is shut-in permenantly and closed off from the surface by placing cement plugs (among other techniques) in the wellbore to isolate the higher pressured formation sands from the surface. Many times the well casing is cut below the plow depth and a steel plate welded on top, but in some states the casing is extended above ground and flagged.
Porosity	The ratio of volume of the pore spaces in rock grains compared to the total rock volume.
Reserves	The unproduced but recoverable oil and/or gas in place in a formation (reservoir). There are four basic criteria which must be satisfied for petroleum deposits to be considered reserves: they must be discovered, recoverable, commercial and remaining as of the effective date of the evaluation. Please refer to the Petroleum Resources Management System definitions for classification and categorization of reserves.
Reservoir	A subsurface porous, permeable rock body in which oil or gas or both can be stored.
Return on Investment	(ROI) The ratio of profit to investment (also called "profit to investment ratio").
Royalty Interest	(RI) The fractional share (usually between 1/8 and 1/4) of the total oil and gas production revenue from the leased premises free of all costs and expenses (except taxes).
Sand (Formation)	A general term applied in the oil and gas industry to refer to the strata of interest.
Shut-in	Refers to the status of a well that is not producing.
SWD	Acronym for Saltwater Disposal Well
Sweep Efficiency	A measure of the effectiveness in the water displacing the oil as the water sweeps through the reservoir.
Thickness	Usually refers to bed or sand thickness.
Viscosity	One of the physical properties of a liquid which is a direct measurement of its ability to flow.
Volumetric Calculation	A method of estimating petroleum reserves by determining the net thickness, porosity, water saturation and other properties of the oil and/or gas and reservoir.
Water Drive	The reservoir drive mechanism in which oil is produced by the expansion of the volume of the underlying water, which forces the oil into the wellbore.
Water Saturation	The percentage of the pore volume of a rock occupied by water.
Working Interest	(WI) The operating interest under an oil and gas lease which bears the full cost and expense of the lease including drilling, development and operating expenses.

Economic One-Liners

12/26/2013 2:27:55 PM

Project Name : Belmont Lake Field
Ownership Group : Lexaria Corporation
As of Date: 10/31/2013

Lease Name *Risked* / UnRisked	Gross Reserves Oil (Mbbl)	Gross Reserves Gas (MMcf)	Net Reserves Oil (Mbbl)	Net Reserves Gas (MMcf)	Net Revenue Oil ($)	Net Revenue Gas ($)	Net Revenue Other ($)	Expense & Tax ($)	Invest. ($)	Cash Flow Non-Disc. ($)	Cash Flow Disc. CF ($)
Proved Rsv Class											
Producing Rsv Category											
PP F 12-1	139.96	0.00	38.21	0.00	4,058,912.26	0.00	0.00	2,034,805.71	0.00	2,024,106.56	1,114,593.36
PP F 12-3A	110.08	0.00	30.06	0.00	3,192,617.80	0.00	0.00	1,721,633.16	0.00	1,470,984.64	912,418.22
PP F 12-5	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
PP F 12-5 NON-CONSENT	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	250.04	**0.00**	**68.27**	**0.00**	**7,251,530.06**	**0.00**	**0.00**	**3,756,438.87**	**0.00**	**3,495,091.20**	**2,027,011.58**
Non-Producing Rsv Category											
PP F 12-7	69.37	0.00	6.01	0.00	638,197.90	0.00	0.00	120,926.79	0.00	517,271.11	448,450.52
Undeveloped Rsv Category											
PP F 12-6	91.76	0.00	25.05	0.00	2,661,201.02	0.00	0.00	517,021.94	343,011.90	1,801,167.18	1,371,891.25
PP F 12-8	138.19	0.00	37.73	0.00	4,007,853.83	0.00	0.00	823,160.79	343,011.90	2,841,681.14	1,935,930.89
PP F 12-9	25.59	0.00	6.99	0.00	742,262.82	0.00	0.00	133,560.15	343,011.90	265,690.77	214,923.36
	255.55	**0.00**	**69.77**	**0.00**	**7,411,317.67**	**0.00**	**0.00**	**1,473,742.89**	**1,029,035.70**	**4,908,539.08**	**3,522,745.50**
P&A Rsv Category											
P&A / SITE RESTORATION	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	102,480.00	-102,480.00	-12,338.96
PP F 12-4	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
PP F 12-4 NON-CONSENT	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	0.00	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**102,480.00**	**-102,480.00**	**-12,338.96**
Proved Rsv Class	**574.96**	**0.00**	**144.05**	**0.00**	**15,301,045.63**	**0.00**	**0.00**	**5,351,108.54**	**1,131,515.70**	**8,818,421.39**	**5,985,868.65**
Possible Rsv Class											
Undeveloped Rsv Category											
PP F 12-8 INCR	109.45	0.00	29.88	0.00	3,174,207.47	0.00	0.00	913,951.88	0.00	2,260,255.59	805,398.73

Date : 12/27/2013 1:51:19PM

ECONOMIC PROJECTION

Project Name :	Belmont Lake Field	**Case :**	PP F 12-1
Partner :	Lexaria Corporation	**Reserve Cat. :**	Proved Producing
Case Type :	LEASE CASE	**Field :**	Belmont Lake Field
Archive Set :	default	**Operator :**	Griffin & Griffin Expl, LLC
		Reservoir :	2,800 Ft. Sand
		Co., State :	Wilkinson, MS

As Of Date : 10/31/2013
Discount Rate (%) : 10.00
Custom Selection

Cum Oil (Mbbl) : 101.99
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2013	1.76	0.00	0.48	0.00	106.22	0.00	51,058.44	0.00	0.00
2014	11.04	0.00	3.01	0.00	106.22	0.00	320,121.33	0.00	0.00
2015	10.40	0.00	2.84	0.00	106.22	0.00	301,625.08	0.00	0.00
2016	9.88	0.00	2.70	0.00	106.22	0.00	286,605.68	0.00	0.00
2017	9.38	0.00	2.56	0.00	106.22	0.00	272,139.55	0.00	0.00
2018	8.97	0.00	2.45	0.00	106.22	0.00	260,162.16	0.00	0.00
2019	8.60	0.00	2.35	0.00	106.22	0.00	249,553.33	0.00	0.00
2020	8.30	0.00	2.27	0.00	106.22	0.00	240,719.21	0.00	0.00
2021	7.98	0.00	2.18	0.00	106.22	0.00	231,515.85	0.00	0.00
2022	7.72	0.00	2.11	0.00	106.22	0.00	223,781.32	0.00	0.00
2023	7.47	0.00	2.04	0.00	106.22	0.00	216,729.52	0.00	0.00
2024	7.27	0.00	1.98	0.00	106.22	0.00	210,834.41	0.00	0.00
2025	7.04	0.00	1.92	0.00	106.22	0.00	204,300.56	0.00	0.00
2026	6.85	0.00	1.87	0.00	106.22	0.00	198,800.00	0.00	0.00
2027	6.68	0.00	1.82	0.00	106.22	0.00	193,695.03	0.00	0.00
Rem	20.59	0.00	5.62	0.00	106.22	0.00	597,270.80	0.00	0.00
Total	**139.96**	**0.00**	**38.21**	**0.00**	**106.22**	**0.00**	**4,058,912.26**	**0.00**	**0.00**
Ult	**241.95**	**0.00**							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2013	1.00	3,084.66	1,021.17	0.00	0.00	16,623.03	0.00	0.00	30,329.59	30,076.25
2014	1.00	19,339.89	6,402.43	0.00	0.00	98,155.01	0.00	0.00	196,224.01	213,778.69
2015	1.00	18,222.45	6,032.50	0.00	0.00	98,155.01	0.00	0.00	179,215.12	365,591.51
2016	1.00	17,315.06	5,732.11	0.00	0.00	98,155.01	0.00	0.00	165,403.49	492,362.22
2017	1.00	16,441.10	5,442.79	0.00	0.00	98,155.01	0.00	0.00	152,100.65	597,825.35
2018	1.00	15,717.50	5,203.24	0.00	0.00	98,155.01	0.00	0.00	141,086.41	686,344.35
2019	1.00	15,076.58	4,991.07	0.00	0.00	98,155.01	0.00	0.00	131,330.68	760,903.57
2020	1.00	14,542.87	4,814.38	0.00	0.00	98,155.01	0.00	0.00	123,206.95	824,192.77
2021	1.00	13,986.85	4,630.32	0.00	0.00	98,155.01	0.00	0.00	114,743.67	877,516.07
2022	1.00	13,519.58	4,475.63	0.00	0.00	98,155.01	0.00	0.00	107,631.10	922,776.00
2023	1.00	13,093.55	4,334.59	0.00	0.00	98,155.01	0.00	0.00	101,146.37	961,263.08
2024	1.00	12,737.40	4,216.69	0.00	0.00	98,155.01	0.00	0.00	95,725.31	994,221.38
2025	1.00	12,342.66	4,086.01	0.00	0.00	98,155.01	0.00	0.00	89,716.88	1,022,166.04
2026	1.00	12,010.35	3,976.00	0.00	0.00	98,155.01	0.00	0.00	84,658.64	1,046,026.91
2027	1.00	11,701.94	3,873.90	0.00	0.00	98,155.01	0.00	0.00	79,964.19	1,066,420.85
Rem.		36,083.66	11,945.42	0.00	0.00	317,618.22	0.00	0.00	231,623.51	48,172.51
Total		**245,216.11**	**81,178.25**	**0.00**	**0.00**	**1,708,411.35**	**0.00**	**0.00**	**2,024,106.56**	**1,114,593.36**

Major Phase :	Oil		
Perfs :	0 - 0		
Initial Rate :	699.00	bbl/month	
Abandonment :	510.09	bbl/month	
Initial Decline :	6.56	% year	b = 1.800
Beg Ratio :	0.000		
End Ratio :	0.000		

Abandonment Date :	3/29/2031
Working Int :	0.35700000
Revenue Int :	0.27303695
Disc. Initial Invest. ($) :	0.00
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile ($)

PW	5.00% :	1,462,832.71
PW	7.00% :	1,304,415.84
PW	10.00% :	1,114,593.36
PW	15.00% :	887,517.83
PW	20.00% :	732,182.28
PW	25.00% :	621,134.17

Date : 12/27/2013 1:51:19PM

ECONOMIC PROJECTION

Project Name : Belmont Lake Field
Partner : Lexaria Corporation
Case Type : LEASE CASE
Archive Set : default

As Of Date : 10/31/2013
Discount Rate (%) : 10.00
Custom Selection

Case : PP F 12-3A
Reserve Cat. : Proved Producing
Field : Belmont Lake Field
Operator : Griffin & Griffin Expl, LLC
Reservoir : 2,800 Ft. Sand
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 78.88
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2013	1.74	0.00	0.47	0.00	106.22	0.00	50,442.86	0.00	0.00
2014	10.62	0.00	2.90	0.00	106.22	0.00	307,893.94	0.00	0.00
2015	10.28	0.00	2.81	0.00	106.22	0.00	298,237.57	0.00	0.00
2016	9.99	0.00	2.73	0.00	106.22	0.00	289,662.93	0.00	0.00
2017	9.65	0.00	2.63	0.00	106.22	0.00	279,799.45	0.00	0.00
2018	9.35	0.00	2.55	0.00	106.22	0.00	271,024.19	0.00	0.00
2019	9.05	0.00	2.47	0.00	106.22	0.00	262,524.16	0.00	0.00
2020	8.79	0.00	2.40	0.00	106.22	0.00	254,976.32	0.00	0.00
2021	8.49	0.00	2.32	0.00	106.22	0.00	246,293.97	0.00	0.00
2022	8.23	0.00	2.25	0.00	106.22	0.00	238,569.54	0.00	0.00
2023	7.97	0.00	2.18	0.00	106.22	0.00	231,087.36	0.00	0.00
2024	7.74	0.00	2.11	0.00	106.22	0.00	224,443.37	0.00	0.00
2025	7.48	0.00	2.04	0.00	106.22	0.00	216,800.71	0.00	0.00
2026	0.72	0.00	0.20	0.00	106.22	0.00	20,861.45	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**110.08**	**0.00**	**30.06**	**0.00**	**106.22**	**0.00**	**3,192,617.80**	**0.00**	**0.00**
Ult	**188.96**	**0.00**							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2013	1.00	3,047.47	1,008.86	0.00	0.00	20,229.57	0.00	0.00	26,156.97	25,934.98
2014	1.00	18,601.18	6,157.88	0.00	0.00	119,450.77	0.00	0.00	163,684.11	179,116.78
2015	1.00	18,017.80	5,964.75	0.00	0.00	119,450.77	0.00	0.00	154,804.25	310,211.32
2016	1.00	17,499.77	5,793.26	0.00	0.00	119,450.77	0.00	0.00	146,919.13	422,789.90
2017	1.00	16,903.87	5,595.99	0.00	0.00	119,450.77	0.00	0.00	137,848.81	518,352.56
2018	1.00	16,373.72	5,420.48	0.00	0.00	119,450.77	0.00	0.00	129,779.22	599,765.17
2019	1.00	15,860.20	5,250.48	0.00	0.00	119,450.77	0.00	0.00	121,962.70	668,998.46
2020	1.00	15,404.20	5,099.53	0.00	0.00	119,450.77	0.00	0.00	115,021.82	728,080.37
2021	1.00	14,879.66	4,925.88	0.00	0.00	119,450.77	0.00	0.00	107,037.65	777,820.71
2022	1.00	14,413.00	4,771.39	0.00	0.00	119,450.77	0.00	0.00	99,934.38	819,843.89
2023	1.00	13,960.97	4,621.75	0.00	0.00	119,450.77	0.00	0.00	93,053.88	855,252.63
2024	1.00	13,559.58	4,488.87	0.00	0.00	119,450.77	0.00	0.00	86,944.15	885,190.35
2025	1.00	13,097.85	4,336.01	0.00	0.00	119,450.77	0.00	0.00	79,916.07	910,084.41
2026	0.00	1,260.33	417.23	0.00	0.00	11,262.38	0.00	0.00	7,921.51	912,418.22
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**192,879.59**	**63,852.36**	**0.00**	**0.00**	**1,464,901.21**	**0.00**	**0.00**	**1,470,984.64**	**912,418.22**

Major Phase :	Oil		
Perfs :	0 - 0		
Initial Rate :	692.00	bbl/month	
Abandonment :	611.60	bbl/month	
Initial Decline :	3.14	% year	b = 0.000
Beg Ratio :	0.000		
End Ratio :	0.000		

Abandonment Date :	2/4/2026
Working Int :	0.35700000
Revenue Int :	0.27303695
Disc. Initial Invest. ($) :	0.00
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile ($)

PW	5.00% :	1,142,325.47
PW	7.00% :	1,040,736.40
PW	10.00% :	912,418.22
PW	15.00% :	747,702.63
PW	20.00% :	626,822.85
PW	25.00% :	535,994.77

Date : 12/27/2013 1:51:19PM

ECONOMIC PROJECTION

As Of Date : 10/31/2013
Discount Rate (%) : 10.00
Custom Selection

Project Name :	Belmont Lake Field
Partner :	Lexaria Corporation
Case Type :	LEASE CASE
Archive Set :	default

Case :	PP F 12-5
Reserve Cat. :	Proved Producing
Field :	Belmont Lake Field
Operator :	Griffin & Griffin Expl, LLC
Reservoir :	2,800 Ft. Sand
Co., State :	Wilkinson, MS

Cum Oil (Mbbl) : 14.34
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ult	14.34	0.00							

NON-ECONOMIC

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Major Phase :	Oil		
Perfs :	0 - 0		
Initial Rate :	248.00	bbl/month	
Abandonment :	248.00	bbl/month	
Initial Decline :	15.38	% year	b = 0.000
Beg Ratio :	0.000		
End Ratio :	0.000		

Abandonment Date :	10/31/2013
Working Int :	0.35700000
Revenue Int :	0.27303695
Disc. Initial Invest. ($) :	0.00
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile ($)

PW	5.00% :	0.00
PW	7.00% :	0.00
PW	10.00% :	0.00
PW	15.00% :	0.00
PW	20.00% :	0.00
PW	25.00% :	0.00

Date : 12/27/2013 1:51:19PM

ECONOMIC PROJECTION

As Of Date : 10/31/2013
Discount Rate (%) : 10.00
Custom Selection

Project Name : Belmont Lake Field
Partner : Lexaria Corporation
Case Type : LEASE CASE
Archive Set : default

Case : PP F 12-5 NON-CONSENT
Reserve Cat. : Proved Producing
Field : Belmont Lake Field
Operator : Griffin & Griffin Expl, LLC
Reservoir : 2,800 Ft. Sand
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 14.34
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ult	14.34	0.00							

NON-ECONOMIC

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Major Phase :	Oil		
Perfs :	0 - 0		
Initial Rate :	248.00	bbl/month	
Abandonment :	248.00	bbl/month	
Initial Decline :	16.00	% year	b = 0.000
Beg Ratio :	0.000		
End Ratio :	0.000		

Abandonment Date :	10/31/2013
Working Int :	0.06800000
Revenue Int :	0.05200704
Disc. Initial Invest. ($) :	0.00
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile ($)

PW	5.00% :	0.00
PW	7.00% :	0.00
PW	10.00% :	0.00
PW	15.00% :	0.00
PW	20.00% :	0.00
PW	25.00% :	0.00

Date : 12/27/2013 1:51:19PM

ECONOMIC SUMMARY PROJECTION

Project Name : Belmont Lake Field
Partner : Lexaria Corporation
Case Type : REPORT BREAK SUB-TOTAL CASE

As Of Date : 10/31/2013
Discount Rate (%) : 10.00
Custom Selection

Proved Rsv Class
Producing Rsv Category

Cum Oil (Mbbl) : 209.54
Cum Gas (MMcf) : 0.00

Producing Rsv Category

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2013	3.50	0.00	0.96	0.00	106.22	0.00	101,501.29	0.00	0.00
2014	21.65	0.00	5.91	0.00	106.22	0.00	628,015.27	0.00	0.00
2015	20.68	0.00	5.65	0.00	106.22	0.00	599,862.65	0.00	0.00
2016	19.87	0.00	5.43	0.00	106.22	0.00	576,268.61	0.00	0.00
2017	19.03	0.00	5.20	0.00	106.22	0.00	551,939.00	0.00	0.00
2018	18.32	0.00	5.00	0.00	106.22	0.00	531,186.35	0.00	0.00
2019	17.66	0.00	4.82	0.00	106.22	0.00	512,077.48	0.00	0.00
2020	17.09	0.00	4.67	0.00	106.22	0.00	495,695.52	0.00	0.00
2021	16.48	0.00	4.50	0.00	106.22	0.00	477,809.82	0.00	0.00
2022	15.94	0.00	4.35	0.00	106.22	0.00	462,350.85	0.00	0.00
2023	15.44	0.00	4.22	0.00	106.22	0.00	447,816.88	0.00	0.00
2024	15.01	0.00	4.10	0.00	106.22	0.00	435,277.78	0.00	0.00
2025	14.52	0.00	3.96	0.00	106.22	0.00	421,101.27	0.00	0.00
2026	7.57	0.00	2.07	0.00	106.22	0.00	219,661.45	0.00	0.00
2027	6.68	0.00	1.82	0.00	106.22	0.00	193,695.03	0.00	0.00
Rem	20.59	0.00	5.62	0.00	106.22	0.00	597,270.80	0.00	0.00
Total	**250.04**	**0.00**	**68.27**	**0.00**	**106.22**	**0.00**	**7,251,530.06**	**0.00**	**0.00**
Ult	**459.58**	**0.00**							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2013	2.00	6,132.12	2,030.03	0.00	0.00	36,852.59	0.00	0.00	56,486.55	56,011.23
2014	2.00	37,941.07	12,560.31	0.00	0.00	217,605.78	0.00	0.00	359,908.12	392,895.47
2015	2.00	36,240.25	11,997.25	0.00	0.00	217,605.78	0.00	0.00	334,019.37	675,802.82
2016	2.00	34,814.83	11,525.37	0.00	0.00	217,605.78	0.00	0.00	312,322.62	915,152.11
2017	2.00	33,344.98	11,038.78	0.00	0.00	217,605.78	0.00	0.00	289,949.46	1,116,177.90
2018	2.00	32,091.22	10,623.73	0.00	0.00	217,605.78	0.00	0.00	270,865.63	1,286,109.52
2019	2.00	30,936.77	10,241.55	0.00	0.00	217,605.78	0.00	0.00	253,293.38	1,429,902.03
2020	2.00	29,947.07	9,913.91	0.00	0.00	217,605.78	0.00	0.00	238,228.76	1,552,273.13
2021	2.00	28,866.52	9,556.20	0.00	0.00	217,605.78	0.00	0.00	221,781.33	1,655,336.78
2022	2.00	27,932.58	9,247.02	0.00	0.00	217,605.78	0.00	0.00	207,565.48	1,742,619.89
2023	2.00	27,054.52	8,956.34	0.00	0.00	217,605.78	0.00	0.00	194,200.25	1,816,515.71
2024	2.00	26,296.98	8,705.56	0.00	0.00	217,605.78	0.00	0.00	182,669.46	1,879,411.73
2025	2.00	25,440.51	8,422.03	0.00	0.00	217,605.78	0.00	0.00	169,632.95	1,932,250.46
2026	1.00	13,270.68	4,393.23	0.00	0.00	109,417.39	0.00	0.00	92,580.14	1,958,445.13
2027	1.00	11,701.94	3,873.90	0.00	0.00	98,155.01	0.00	0.00	79,964.19	1,978,839.07
Rem.		36,083.66	11,945.42	0.00	0.00	317,618.22	0.00	0.00	231,623.51	48,172.51
Total		**438,095.70**	**145,030.60**	**0.00**	**0.00**	**3,173,312.57**	**0.00**	**0.00**	**3,495,091.20**	**2,027,011.58**

Disc. Initial Invest. ($) : 0.00
ROInvestment (disc/undisc) : 0.00 / 0.00
Years to Payout : 0.00
Internal ROR (%) : 0.00

Present Worth Profile ($)

PW	5.00% :	2,605,158.18
PW	7.00% :	2,345,152.24
PW	10.00% :	2,027,011.58
PW	15.00% :	1,635,220.46
PW	20.00% :	1,359,005.12
PW	25.00% :	1,157,128.94

Date : 12/27/2013 1:51:19PM

ECONOMIC SUMMARY PROJECTION

Project Name : Belmont Lake Field
Partner : Lexaria Corporation
Case Type : REPORT BREAK TOTAL CASE

As Of Date : 10/31/2013
Discount Rate (%) : 10.00
Custom Selection

Proved Rsv Class
Producing Rsv Category

Cum Oil (Mbbl) : 209.54
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2013	3.50	0.00	0.96	0.00	106.22	0.00	101,501.29	0.00	0.00
2014	21.65	0.00	5.91	0.00	106.22	0.00	628,015.27	0.00	0.00
2015	20.68	0.00	5.65	0.00	106.22	0.00	599,862.65	0.00	0.00
2016	19.87	0.00	5.43	0.00	106.22	0.00	576,268.61	0.00	0.00
2017	19.03	0.00	5.20	0.00	106.22	0.00	551,939.00	0.00	0.00
2018	18.32	0.00	5.00	0.00	106.22	0.00	531,186.35	0.00	0.00
2019	17.66	0.00	4.82	0.00	106.22	0.00	512,077.48	0.00	0.00
2020	17.09	0.00	4.67	0.00	106.22	0.00	495,695.52	0.00	0.00
2021	16.48	0.00	4.50	0.00	106.22	0.00	477,809.82	0.00	0.00
2022	15.94	0.00	4.35	0.00	106.22	0.00	462,350.85	0.00	0.00
2023	15.44	0.00	4.22	0.00	106.22	0.00	447,816.88	0.00	0.00
2024	15.01	0.00	4.10	0.00	106.22	0.00	435,277.78	0.00	0.00
2025	14.52	0.00	3.96	0.00	106.22	0.00	421,101.27	0.00	0.00
2026	7.57	0.00	2.07	0.00	106.22	0.00	219,661.45	0.00	0.00
2027	6.68	0.00	1.82	0.00	106.22	0.00	193,695.03	0.00	0.00
Rem	20.59	0.00	5.62	0.00	106.22	0.00	597,270.80	0.00	0.00
Total	**250.04**	**0.00**	**68.27**	**0.00**	**106.22**	**0.00**	**7,251,530.06**	**0.00**	**0.00**
Ult	**459.58**	**0.00**							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2013	2.00	6,132.12	2,030.03	0.00	0.00	36,852.59	0.00	0.00	56,486.55	56,011.23
2014	2.00	37,941.07	12,560.31	0.00	0.00	217,605.78	0.00	0.00	359,908.12	392,895.47
2015	2.00	36,240.25	11,997.25	0.00	0.00	217,605.78	0.00	0.00	334,019.37	675,802.82
2016	2.00	34,814.83	11,525.37	0.00	0.00	217,605.78	0.00	0.00	312,322.62	915,152.11
2017	2.00	33,344.98	11,038.78	0.00	0.00	217,605.78	0.00	0.00	289,949.46	1,116,177.90
2018	2.00	32,091.22	10,623.73	0.00	0.00	217,605.78	0.00	0.00	270,865.63	1,286,109.52
2019	2.00	30,936.77	10,241.55	0.00	0.00	217,605.78	0.00	0.00	253,293.38	1,429,902.03
2020	2.00	29,947.07	9,913.91	0.00	0.00	217,605.78	0.00	0.00	238,228.76	1,552,273.13
2021	2.00	28,866.52	9,556.20	0.00	0.00	217,605.78	0.00	0.00	221,781.33	1,655,336.78
2022	2.00	27,932.58	9,247.02	0.00	0.00	217,605.78	0.00	0.00	207,565.48	1,742,619.89
2023	2.00	27,054.52	8,956.34	0.00	0.00	217,605.78	0.00	0.00	194,200.25	1,816,515.71
2024	2.00	26,296.98	8,705.56	0.00	0.00	217,605.78	0.00	0.00	182,669.46	1,879,411.73
2025	2.00	25,440.51	8,422.03	0.00	0.00	217,605.78	0.00	0.00	169,632.95	1,932,250.46
2026	1.00	13,270.68	4,393.23	0.00	0.00	109,417.39	0.00	0.00	92,580.14	1,958,445.13
2027	1.00	11,701.94	3,873.90	0.00	0.00	98,155.01	0.00	0.00	79,964.19	1,978,839.07
Rem.		36,083.66	11,945.42	0.00	0.00	317,618.22	0.00	0.00	231,623.51	48,172.51
Total		**438,095.70**	**145,030.60**	**0.00**	**0.00**	**3,173,312.57**	**0.00**	**0.00**	**3,495,091.20**	**2,027,011.58**

Disc. Initial Invest. ($) :	0.00
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile ($)

PW	5.00% :	2,605,158.18
PW	7.00% :	2,345,152.24
PW	10.00% :	2,027,011.58
PW	15.00% :	1,635,220.46
PW	20.00% :	1,359,005.12
PW	25.00% :	1,157,128.94

Date : 12/27/2013 1:51:19PM

ECONOMIC PROJECTION

As Of Date : 10/31/2013
Discount Rate (%) : 10.00
Custom Selection

Project Name : Belmont Lake Field
Partner : Lexaria Corporation
Case Type : LEASE CASE
Archive Set : default

Case : PP F 12-7
Reserve Cat. : Proved Non-Producing
Field : Belmont Lake Field
Operator : Griffin & Griffin Expl, LLC
Reservoir : 2,800 Ft. Sand
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	27.74	0.00	2.40	0.00	106.22	0.00	255,184.27	0.00	0.00
2015	25.19	0.00	2.18	0.00	106.22	0.00	231,741.71	0.00	0.00
2016	16.44	0.00	1.42	0.00	106.22	0.00	151,271.92	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**69.37**	**0.00**	**6.01**	**0.00**	**106.22**	**0.00**	**638,197.90**	**0.00**	**0.00**
Ult	**69.37**	**0.00**							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2013	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	1.00	15,416.76	5,103.69	0.00	0.00	25,819.16	0.00	0.00	208,844.66	195,564.32
2015	1.00	14,000.50	4,634.83	0.00	0.00	25,819.16	0.00	0.00	187,287.21	354,252.40
2016	1.00	9,138.98	3,025.44	0.00	0.00	17,968.26	0.00	0.00	121,139.24	448,450.52
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**38,556.24**	**12,763.96**	**0.00**	**0.00**	**69,606.59**	**0.00**	**0.00**	**517,271.11**	**448,450.52**

Major Phase :	Oil		
Perfs :	0 - 0		
Initial Rate :	2,433.33	bbl/month	
Abandonment :	1,888.45	bbl/month	
Initial Decline :	10.00	% year	b = 0.900
Beg Ratio :	0.000		
End Ratio :	0.000		

Abandonment Date :	9/13/2016
Working Int :	0.11324194
Revenue Int :	0.08660850
Disc. Initial Invest. ($) :	0.00
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile ($)

PW	5.00% :	481,269.68
PW	7.00% :	467,778.69
PW	10.00% :	448,450.52
PW	15.00% :	418,496.71
PW	20.00% :	391,125.02
PW	25.00% :	366,082.27

Date : 12/27/2013 1:51:19PM

ECONOMIC SUMMARY PROJECTION

Project Name : Belmont Lake Field
Partner : Lexaria Corporation
Case Type : REPORT BREAK SUB-TOTAL CASE

As Of Date : 10/31/2013
Discount Rate (%) : 10.00
Custom Selection

Proved Rsv Class
Non-Producing Rsv Category

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Non-Producing Rsv Category

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	27.74	0.00	2.40	0.00	106.22	0.00	255,184.27	0.00	0.00
2015	25.19	0.00	2.18	0.00	106.22	0.00	231,741.71	0.00	0.00
2016	16.44	0.00	1.42	0.00	106.22	0.00	151,271.92	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	69.37	0.00	6.01	0.00	106.22	0.00	638,197.90	0.00	0.00
Ult	69.37	0.00							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2013	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	1.00	15,416.76	5,103.69	0.00	0.00	25,819.16	0.00	0.00	208,844.66	195,564.32
2015	1.00	14,000.50	4,634.83	0.00	0.00	25,819.16	0.00	0.00	187,287.21	354,252.40
2016	1.00	9,138.98	3,025.44	0.00	0.00	17,968.26	0.00	0.00	121,139.24	448,450.52
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		38,556.24	12,763.96	0.00	0.00	69,606.59	0.00	0.00	517,271.11	448,450.52

Disc. Initial Invest. ($) :	0.00
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile ($)

PW	5.00% :	481,269.68
PW	7.00% :	467,778.69
PW	10.00% :	448,450.52
PW	15.00% :	418,496.71
PW	20.00% :	391,125.02
PW	25.00% :	366,082.27

Date : 12/27/2013 1:51:19PM

ECONOMIC PROJECTION

As Of Date : 10/31/2013
Discount Rate (%) : 10.00
Custom Selection

Project Name : Belmont Lake Field
Partner : Lexaria Corporation
Case Type : LEASE CASE
Archive Set : default

Case : PP F 12-6
Reserve Cat. : Proved Undeveloped
Field : Belmont Lake Field
Operator : Griffin & Griffin Expl, LLC
Reservoir : 2,800 Ft. Sand
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	14.33	0.00	3.91	0.00	106.22	0.00	415,654.41	0.00	0.00
2015	26.40	0.00	7.21	0.00	106.22	0.00	765,533.10	0.00	0.00
2016	24.13	0.00	6.59	0.00	106.22	0.00	699,853.98	0.00	0.00
2017	22.10	0.00	6.03	0.00	106.22	0.00	640,854.88	0.00	0.00
2018	4.80	0.00	1.31	0.00	106.22	0.00	139,304.65	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**91.76**	**0.00**	**25.05**	**0.00**	**106.22**	**0.00**	**2,661,201.02**	**0.00**	**0.00**
Ult	**91.76**	**0.00**							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2013	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	1.00	25,111.45	8,313.09	343,011.90	0.00	40,698.00	0.00	0.00	-1,480.02	-10,523.21
2015	1.00	46,249.10	15,310.66	0.00	0.00	81,396.00	0.00	0.00	622,577.34	517,002.82
2016	1.00	42,281.15	13,997.08	0.00	0.00	81,396.00	0.00	0.00	562,179.75	947,968.95
2017	1.00	38,716.76	12,817.10	0.00	0.00	81,396.00	0.00	0.00	507,925.02	1,300,242.47
2018	1.00	8,415.98	2,786.09	0.00	0.00	18,137.48	0.00	0.00	109,965.09	1,371,891.25
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**160,774.44**	**53,224.02**	**343,011.90**	**0.00**	**303,023.48**	**0.00**	**0.00**	**1,801,167.18**	**1,371,891.25**

Major Phase :	Oil		
Perfs :	0 - 0		
Initial Rate :	2,433.33	bbl/month	
Abandonment :	1,737.70	bbl/month	
Initial Decline :	10.00	% year	b = 0.900
Beg Ratio :	0.000		
End Ratio :	0.000		

Abandonment Date :	3/24/2018
Working Int :	0.42000000
Revenue Int :	0.27303695
Disc. Initial Invest. ($) :	322,202.68
ROInvestment (disc/undisc) :	5.26 / 6.25
Years to Payout :	1.17
Internal ROR (%) :	177.24

Present Worth Profile ($)

PW	5.00% :	1,570,724.72
PW	7.00% :	1,487,678.65
PW	10.00% :	1,371,891.25
PW	15.00% :	1,199,982.12
PW	20.00% :	1,051,048.82
PW	25.00% :	921,758.41

Date : 12/27/2013 1:51:19PM

ECONOMIC PROJECTION

Project Name : Belmont Lake Field
Partner : Lexaria Corporation
Case Type : LEASE CASE
Archive Set : default

As Of Date : 10/31/2013
Discount Rate (%) : 10.00
Custom Selection

Case : PP F 12-8
Reserve Cat. : Proved Undeveloped
Field : Belmont Lake Field
Operator : Griffin & Griffin Expl, LLC
Reservoir : 2,800 Ft. Sand
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	9.59	0.00	2.62	0.00	106.22	0.00	277,991.32	0.00	0.00
2015	26.83	0.00	7.33	0.00	106.22	0.00	778,248.93	0.00	0.00
2016	24.50	0.00	6.69	0.00	106.22	0.00	710,536.35	0.00	0.00
2017	22.41	0.00	6.12	0.00	106.22	0.00	649,903.11	0.00	0.00
2018	20.68	0.00	5.65	0.00	106.22	0.00	599,875.40	0.00	0.00
2019	19.20	0.00	5.24	0.00	106.22	0.00	556,692.63	0.00	0.00
2020	14.99	0.00	4.09	0.00	106.22	0.00	434,606.08	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	138.19	0.00	37.73	0.00	106.22	0.00	4,007,853.83	0.00	0.00
Ult	138.19	0.00							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	1.00	16,794.64	5,559.83	343,011.90	0.00	27,132.00	0.00	0.00	-114,507.04	-110,088.50
2015	1.00	47,017.32	15,564.98	0.00	0.00	81,396.00	0.00	0.00	634,270.64	427,352.02
2016	1.00	42,926.52	14,210.73	0.00	0.00	81,396.00	0.00	0.00	572,003.10	865,853.09
2017	1.00	39,263.40	12,998.06	0.00	0.00	81,396.00	0.00	0.00	516,245.65	1,223,900.56
2018	1.00	36,241.02	11,997.51	0.00	0.00	81,396.00	0.00	0.00	470,240.87	1,519,010.39
2019	1.00	33,632.16	11,133.85	0.00	0.00	81,396.00	0.00	0.00	430,530.61	1,763,493.63
2020	1.00	26,256.40	8,692.12	0.00	0.00	66,760.26	0.00	0.00	332,897.30	1,935,930.89
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		242,131.45	80,157.08	343,011.90	0.00	500,872.26	0.00	0.00	2,841,681.14	1,935,930.89

Major Phase : Oil
Perfs : 0 - 0
Initial Rate : 2,433.33 bbl/month
Abandonment : 1,459.01 bbl/month
Initial Decline : 10.00 % year b = 0.900
Beg Ratio : 0.000
End Ratio : 0.000

Abandonment Date : 10/29/2020
Working Int : 0.42000000
Revenue Int : 0.27303695
Disc. Initial Invest. ($) : 316,819.75
ROInvestment (disc/undisc) : 7.11 / 9.28
Years to Payout : 1.34
Internal ROR (%) : 176.92

Present Worth Profile ($)

PW	5.00% :	2,338,595.61
PW	7.00% :	2,166,847.03
PW	10.00% :	1,935,930.89
PW	15.00% :	1,611,637.36
PW	20.00% :	1,348,828.35
PW	25.00% :	1,134,518.16

Date : 12/27/2013 1:51:19PM

ECONOMIC PROJECTION

As Of Date : 10/31/2013
Discount Rate (%) : 10.00
Custom Selection

Project Name : Belmont Lake Field
Partner : Lexaria Corporation
Case Type : LEASE CASE
Archive Set : default

Case : PP F 12-9
Reserve Cat. : Proved Undeveloped
Field : Belmont Lake Field
Operator : Griffin & Griffin Expl, LLC
Reservoir : 2,800 Ft. Sand
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	4.83	0.00	1.32	0.00	106.22	0.00	140,199.54	0.00	0.00
2015	20.76	0.00	5.67	0.00	106.22	0.00	602,063.28	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**25.59**	**0.00**	**6.99**	**0.00**	**106.22**	**0.00**	**742,262.82**	**0.00**	**0.00**
Ult	**25.59**	**0.00**							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	1.00	8,470.05	2,803.99	343,011.90	0.00	13,566.00	0.00	0.00	-227,652.40	-208,085.16
2015	1.00	36,373.20	12,041.27	0.00	0.00	60,305.65	0.00	0.00	493,343.17	214,923.36
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**44,843.25**	**14,845.26**	**343,011.90**	**0.00**	**73,871.65**	**0.00**	**0.00**	**265,690.77**	**214,923.36**

Major Phase :	Oil		
Perfs :	0 - 0		
Initial Rate :	2,433.33	bbl/month	
Abandonment :	2,217.73	bbl/month	
Initial Decline :	10.00	% year	b = 0.900
Beg Ratio :	0.000		
End Ratio :	0.000		

Abandonment Date :	10/1/2015
Working Int :	0.42000000
Revenue Int :	0.27303695
Disc. Initial Invest. ($) :	311,572.52
ROInvestment (disc/undisc) :	1.69 / 1.77
Years to Payout :	1.51
Internal ROR (%) :	127.38

Present Worth Profile ($)

PW	5.00% :	239,145.94
PW	7.00% :	229,189.41
PW	10.00% :	214,923.36
PW	15.00% :	192,830.11
PW	20.00% :	172,688.95
PW	25.00% :	154,337.11

Date : 12/27/2013 1:51:19PM

ECONOMIC SUMMARY PROJECTION

Project Name : Belmont Lake Field
Partner : Lexaria Corporation
Case Type : REPORT BREAK SUB-TOTAL CASE

As Of Date : 10/31/2013
Discount Rate (%) : 10.00
Custom Selection

Proved Rsv Class
Undeveloped Rsv Category

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Undeveloped Rsv Category

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	28.75	0.00	7.85	0.00	106.22	0.00	833,845.27	0.00	0.00
2015	73.99	0.00	20.20	0.00	106.22	0.00	2,145,845.32	0.00	0.00
2016	48.63	0.00	13.28	0.00	106.22	0.00	1,410,390.33	0.00	0.00
2017	44.51	0.00	12.15	0.00	106.22	0.00	1,290,757.99	0.00	0.00
2018	25.49	0.00	6.96	0.00	106.22	0.00	739,180.04	0.00	0.00
2019	19.20	0.00	5.24	0.00	106.22	0.00	556,692.63	0.00	0.00
2020	14.99	0.00	4.09	0.00	106.22	0.00	434,606.08	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**255.55**	**0.00**	**69.77**	**0.00**	**106.22**	**0.00**	**7,411,317.67**	**0.00**	**0.00**
Ult	**255.55**	**0.00**							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2013	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	3.00	50,376.13	16,676.91	1,029,035.70	0.00	81,396.00	0.00	0.00	-343,639.46	-328,696.86
2015	3.00	129,639.62	42,916.91	0.00	0.00	223,097.65	0.00	0.00	1,750,191.14	1,159,278.20
2016	2.00	85,207.66	28,207.81	0.00	0.00	162,792.00	0.00	0.00	1,134,182.86	2,028,745.40
2017	2.00	77,980.17	25,815.16	0.00	0.00	162,792.00	0.00	0.00	1,024,170.67	2,739,066.39
2018	2.00	44,657.00	14,783.60	0.00	0.00	99,533.48	0.00	0.00	580,205.96	3,105,825.01
2019	1.00	33,632.16	11,133.85	0.00	0.00	81,396.00	0.00	0.00	430,530.61	3,350,308.24
2020	1.00	26,256.40	8,692.12	0.00	0.00	66,760.26	0.00	0.00	332,897.30	3,522,745.50
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**447,749.14**	**148,226.35**	**1,029,035.70**	**0.00**	**877,767.39**	**0.00**	**0.00**	**4,908,539.08**	**3,522,745.50**

Disc. Initial Invest. ($) :	950,594.95
ROInvestment (disc/undisc) :	4.71 / 5.77
Years to Payout :	1.34
Internal ROR (%) :	168.92

Present Worth Profile ($)

PW	5.00% :	4,148,466.27
PW	7.00% :	3,883,715.09
PW	10.00% :	3,522,745.50
PW	15.00% :	3,004,449.59
PW	20.00% :	2,572,566.13
PW	25.00% :	2,210,613.67

Date : 12/27/2013 1:51:19PM

ECONOMIC SUMMARY PROJECTION

Project Name : Belmont Lake Field
Partner : Lexaria Corporation
Case Type : REPORT BREAK TOTAL CASE

As Of Date : 10/31/2013
Discount Rate (%) : 10.00
Custom Selection

Proved Rsv Class
Undeveloped Rsv Category

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	28.75	0.00	7.85	0.00	106.22	0.00	833,845.27	0.00	0.00
2015	73.99	0.00	20.20	0.00	106.22	0.00	2,145,845.32	0.00	0.00
2016	48.63	0.00	13.28	0.00	106.22	0.00	1,410,390.33	0.00	0.00
2017	44.51	0.00	12.15	0.00	106.22	0.00	1,290,757.99	0.00	0.00
2018	25.49	0.00	6.96	0.00	106.22	0.00	739,180.04	0.00	0.00
2019	19.20	0.00	5.24	0.00	106.22	0.00	556,692.63	0.00	0.00
2020	14.99	0.00	4.09	0.00	106.22	0.00	434,606.08	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**255.55**	**0.00**	**69.77**	**0.00**	**106.22**	**0.00**	**7,411,317.67**	**0.00**	**0.00**
Ult	**255.55**	**0.00**							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2013	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	3.00	50,376.13	16,676.91	1,029,035.70	0.00	81,396.00	0.00	0.00	-343,639.46	-328,696.86
2015	3.00	129,639.62	42,916.91	0.00	0.00	223,097.65	0.00	0.00	1,750,191.14	1,159,278.20
2016	2.00	85,207.66	28,207.81	0.00	0.00	162,792.00	0.00	0.00	1,134,182.86	2,028,745.40
2017	2.00	77,980.17	25,815.16	0.00	0.00	162,792.00	0.00	0.00	1,024,170.67	2,739,066.39
2018	2.00	44,657.00	14,783.60	0.00	0.00	99,533.48	0.00	0.00	580,205.96	3,105,825.01
2019	1.00	33,632.16	11,133.85	0.00	0.00	81,396.00	0.00	0.00	430,530.61	3,350,308.24
2020	1.00	26,256.40	8,692.12	0.00	0.00	66,760.26	0.00	0.00	332,897.30	3,522,745.50
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**447,749.14**	**148,226.35**	**1,029,035.70**	**0.00**	**877,767.39**	**0.00**	**0.00**	**4,908,539.08**	**3,522,745.50**

Disc. Initial Invest. ($) :	950,594.95
ROInvestment (disc/undisc) :	4.71 / 5.77
Years to Payout :	1.34
Internal ROR (%) :	168.92

Present Worth Profile ($)

PW	5.00% :	4,148,466.27
PW	7.00% :	3,883,715.09
PW	10.00% :	3,522,745.50
PW	15.00% :	3,004,449.59
PW	20.00% :	2,572,566.13
PW	25.00% :	2,210,613.67

Date : 12/27/2013 1:51:19PM

ECONOMIC PROJECTION

Project Name : Belmont Lake Field
Partner : Lexaria Corporation
Case Type : PLATFORM CASE
Archive Set : default

As Of Date : 10/31/2013
Discount Rate (%) : 10.00
Custom Selection

Case : P&A / SITE RESTORATION
Reserve Cat. : Proved P&A
Field : BELMONT LAKE
Operator : GRIFFIN & GRIFFIN
Reservoir :
Co., State : WILKINSON, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2025	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2026	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2027	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult	**0.00**	**0.00**							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2025	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2026	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2027	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Rem.		0.00	0.00	102,480.00	0.00	0.00	0.00	0.00	-102,480.00	-12,338.96
Total		**0.00**	**0.00**	**102,480.00**	**0.00**	**0.00**	**0.00**	**0.00**	**-102,480.00**	**-12,338.96**

1,887.00
490.53

Disc. Initial Invest. ($) :	12,338.96
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile ($)

PW	5.00% :	-35,569.76
PW	7.00% :	-23,285.56
PW	10.00% :	-12,338.96
PW	15.00% :	-4,281.52
PW	20.00% :	-1,485.65
PW	25.00% :	-515.51

Date : 12/27/2013 1:51:19PM

ECONOMIC PROJECTION

As Of Date : 10/31/2013
Discount Rate (%) : 10.00
Custom Selection

Project Name : Belmont Lake Field
Partner : Lexaria Corporation
Case Type : LEASE CASE
Archive Set : default

Case : PP F 12-4
Reserve Cat. : Proved P&A
Field : Belmont Lake Field
Operator : Griffin & Griffin Expl, LLC
Reservoir : 2,800 Ft. Sand
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 25.15
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)

NON-ECONOMIC

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ult	25.15	0.00							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Major Phase :	Oil		
Perfs :	0 - 0		
Initial Rate :	0.00	bbl/month	
Abandonment :	0.00	bbl/month	
Initial Decline :	0.00	% year	b = 0.000
Beg Ratio :	0.000		
End Ratio :	0.000		

Abandonment Date :	10/31/2013
Working Int :	0.35700000
Revenue Int :	0.27303695
Disc. Initial Invest. ($) :	0.00
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile ($)

PW	5.00% :	0.00
PW	7.00% :	0.00
PW	10.00% :	0.00
PW	15.00% :	0.00
PW	20.00% :	0.00
PW	25.00% :	0.00

Date : 12/27/2013 1:51:19PM

ECONOMIC PROJECTION

As Of Date : 10/31/2013
Discount Rate (%) : 10.00
Custom Selection

Project Name :	Belmont Lake Field
Partner :	Lexaria Corporation
Case Type :	LEASE CASE
Archive Set :	default

Case :	PP F 12-4 NON-CONSENT
Reserve Cat. :	Proved P&A
Field :	Belmont Lake Field
Operator :	Griffin & Griffin Expl, LLC
Reservoir :	2,800 Ft. Sand
Co., State :	Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ult	0.00	0.00							

NON-ECONOMIC

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Major Phase :	Oil		
Perfs :	0 - 0		
Initial Rate :	0.00	bbl/month	
Abandonment :	0.00	bbl/month	
Initial Decline :	0.00	% year	b = 0.000
Beg Ratio :	0.000		
End Ratio :	0.000		

Abandonment Date :	10/31/2013
Working Int :	0.06800000
Revenue Int :	0.05200704
Disc. Initial Invest. ($) :	0.00
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile ($)

PW	5.00% :	0.00
PW	7.00% :	0.00
PW	10.00% :	0.00
PW	15.00% :	0.00
PW	20.00% :	0.00
PW	25.00% :	0.00

Date : 12/27/2013 1:51:19PM

ECONOMIC SUMMARY PROJECTION

Project Name : Belmont Lake Field
Partner : Lexaria Corporation
Case Type : REPORT BREAK SUB-TOTAL CASE

As Of Date : 10/31/2013
Discount Rate (%) : 10.00
Custom Selection

Proved Rsv Class
P&A Rsv Category

Cum Oil (Mbbl) : 25.15
Cum Gas (MMcf) : 0.00

P&A Rsv Category

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2025	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2026	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2027	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult	**25.15**	**0.00**							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2025	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2026	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2027	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Rem.		0.00	0.00	102,480.00	0.00	0.00	0.00	0.00	-102,480.00	-12,338.96
Total		**0.00**	**0.00**	**102,480.00**	**0.00**	**0.00**	**0.00**	**0.00**	**-102,480.00**	**-12,338.96**

Disc. Initial Invest. ($) :	12,338.96
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	80.00

Present Worth Profile ($)

PW	5.00% :	-35,559.76
PW	7.00% :	-23,285.56
PW	10.00% :	-12,338.96
PW	15.00% :	-4,281.52
PW	20.00% :	-1,485.65
PW	25.00% :	-515.51

Date : 12/27/2013 1:51:19PM

ECONOMIC SUMMARY PROJECTION

Project Name : Belmont Lake Field
Partner : Lexaria Corporation
Case Type : REPORT BREAK TOTAL CASE

As Of Date : 10/31/2013
Discount Rate (%) : 10.00
Custom Selection

Proved Rsv Class
P&A Rsv Category

Cum Oil (Mbbl) : 25.15
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2025	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2026	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2027	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Ult	**25.15**	**0.00**							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2023	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2024	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2025	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2026	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2027	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Rem.		0.00	0.00	102,480.00	0.00	0.00	0.00	0.00	-102,480.00	-12,338.96
Total		**0.00**	**0.00**	**102,480.00**	**0.00**	**0.00**	**0.00**	**0.00**	**-102,480.00**	**-12,338.96**

Disc. Initial Invest. ($) :	12,338.96
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	80.00

Present Worth Profile ($)

PW	5.00% :	-35,559.76
PW	7.00% :	-23,285.56
PW	10.00% :	-12,338.96
PW	15.00% :	-4,281.52
PW	20.00% :	-1,485.65
PW	25.00% :	-515.51

Date : 12/27/2013 1:51:19PM

ECONOMIC SUMMARY PROJECTION

Proved Rsv Class

Project Name : Belmont Lake Field
Partner : Lexaria Corporation
Case Type : REPORT BREAK TOTAL CASE

As Of Date : 10/31/2013
Discount Rate (%) : 10.00
Custom Selection

Cum Oil (Mbbl) : 234.69
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2013	3.50	0.00	0.96	0.00	106.22	0.00	101,501.29	0.00	0.00
2014	78.15	0.00	16.17	0.00	106.22	0.00	1,717,044.81	0.00	0.00
2015	119.87	0.00	28.03	0.00	106.22	0.00	2,977,449.68	0.00	0.00
2016	84.95	0.00	20.13	0.00	106.22	0.00	2,137,930.86	0.00	0.00
2017	63.54	0.00	17.35	0.00	106.22	0.00	1,842,696.99	0.00	0.00
2018	43.80	0.00	11.96	0.00	106.22	0.00	1,270,366.40	0.00	0.00
2019	36.85	0.00	10.06	0.00	106.22	0.00	1,068,770.11	0.00	0.00
2020	32.08	0.00	8.76	0.00	106.22	0.00	930,301.60	0.00	0.00
2021	16.48	0.00	4.50	0.00	106.22	0.00	477,809.82	0.00	0.00
2022	15.94	0.00	4.35	0.00	106.22	0.00	462,350.85	0.00	0.00
2023	15.44	0.00	4.22	0.00	106.22	0.00	447,816.88	0.00	0.00
2024	15.01	0.00	4.10	0.00	106.22	0.00	435,277.78	0.00	0.00
2025	14.52	0.00	3.96	0.00	106.22	0.00	421,101.27	0.00	0.00
2026	7.57	0.00	2.07	0.00	106.22	0.00	219,661.45	0.00	0.00
2027	6.68	0.00	1.82	0.00	106.22	0.00	193,695.03	0.00	0.00
Rem	20.59	0.00	5.62	0.00	106.22	0.00	597,270.80	0.00	0.00
Total	**574.96**	**0.00**	**144.05**	**0.00**	**106.22**	**0.00**	**15,301,045.63**	**0.00**	**0.00**
Ult	809.66	0.00							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2013	4.00	6,132.12	2,030.03	0.00	0.00	36,852.59	0.00	0.00	56,486.55	56,011.23
2014	6.00	103,733.96	34,340.90	1,029,035.70	0.00	324,820.94	0.00	0.00	225,113.31	259,762.92
2015	6.00	179,880.37	59,548.99	0.00	0.00	466,522.59	0.00	0.00	2,271,497.72	2,189,333.43
2016	5.00	129,161.47	42,758.62	0.00	0.00	398,366.04	0.00	0.00	1,567,644.72	3,392,348.04
2017	4.00	111,325.14	36,853.94	0.00	0.00	380,397.78	0.00	0.00	1,314,120.13	4,303,694.82
2018	4.00	76,748.22	25,407.33	0.00	0.00	317,139.26	0.00	0.00	851,071.59	4,840,385.05
2019	3.00	64,568.94	21,375.40	0.00	0.00	299,001.78	0.00	0.00	683,823.99	5,228,660.79
2020	3.00	56,203.47	18,606.03	0.00	0.00	284,366.04	0.00	0.00	571,126.06	5,523,469.16
2021	2.00	28,866.52	9,556.20	0.00	0.00	217,605.78	0.00	0.00	221,781.33	5,626,532.81
2022	2.00	27,932.58	9,247.02	0.00	0.00	217,605.78	0.00	0.00	207,565.48	5,713,815.92
2023	2.00	27,054.52	8,956.34	0.00	0.00	217,605.78	0.00	0.00	194,200.25	5,787,711.73
2024	2.00	26,296.98	8,705.56	0.00	0.00	217,605.78	0.00	0.00	182,669.46	5,850,607.75
2025	2.00	25,440.51	8,422.03	0.00	0.00	217,605.78	0.00	0.00	169,632.95	5,903,446.48
2026	1.00	13,270.68	4,393.23	0.00	0.00	109,417.39	0.00	0.00	92,580.14	5,929,641.16
2027	1.00	11,701.94	3,873.90	0.00	0.00	98,155.01	0.00	0.00	79,964.19	5,950,035.10
Rem.		36,083.66	11,945.42	102,480.00	0.00	317,618.22	0.00	0.00	129,143.51	35,833.55
Total		**924,401.08**	**306,020.91**	**1,131,515.70**	**0.00**	**4,120,686.55**	**0.00**	**0.00**	**8,818,421.39**	**5,985,868.65**

Disc. Initial Invest. ($) :	962,933.91
ROInvestment (disc/undisc) :	7.22 / 8.79
Years to Payout :	1.10
Internal ROR (%) :	>1000

Present Worth Profile ($)

PW	5.00% :	7,199,334.36
PW	7.00% :	6,673,360.47
PW	10.00% :	5,985,868.65
PW	15.00% :	5,053,885.24
PW	20.00% :	4,321,210.61
PW	25.00% :	3,733,309.37

Date : 12/27/2013 1:51:19PM

ECONOMIC PROJECTION

Project Name :	Belmont Lake Field
Partner :	Lexaria Corporation
Case Type :	INCREMENTAL CASE
Archive Set :	default

As Of Date : 10/31/2013
Discount Rate (%) : 10.00
Custom Selection

Case :	PP F 12-8 INCR
Reserve Cat. :	Possible Undeveloped
Field :	Belmont Lake Field
Operator :	Griffin & Griffin Expl, LLC
Reservoir :	2,800 Ft. Sand
Co., State :	Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	3.00	0.00	0.82	0.00	106.22	0.00	87,079.53	0.00	0.00
2021	16.73	0.00	4.57	0.00	106.22	0.00	485,271.78	0.00	0.00
2022	15.65	0.00	4.27	0.00	106.22	0.00	453,999.94	0.00	0.00
2023	14.65	0.00	4.00	0.00	106.22	0.00	424,743.31	0.00	0.00
2024	13.74	0.00	3.75	0.00	106.22	0.00	398,424.78	0.00	0.00
2025	12.82	0.00	3.50	0.00	106.22	0.00	371,696.78	0.00	0.00
2026	11.99	0.00	3.27	0.00	106.22	0.00	347,743.93	0.00	0.00
2027	11.22	0.00	3.06	0.00	106.22	0.00	325,334.65	0.00	0.00
Rem	9.65	0.00	2.64	0.00	106.22	0.00	279,912.77	0.00	0.00
Total	**109.45**	**0.00**	**29.88**	**0.00**	**106.22**	**0.00**	**3,174,207.47**	**0.00**	**0.00**
Ult	**109.45**	**0.00**							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	5,260.84	1,741.59	0.00	0.00	14,635.74	0.00	0.00	65,441.36	32,203.22
2021	1.00	29,317.33	9,705.44	0.00	0.00	81,396.00	0.00	0.00	364,853.02	201,803.11
2022	1.00	27,428.06	9,080.00	0.00	0.00	81,396.00	0.00	0.00	336,095.88	343,178.50
2023	1.00	25,660.55	8,494.87	0.00	0.00	81,396.00	0.00	0.00	309,191.90	460,869.18
2024	1.00	24,070.53	7,968.50	0.00	0.00	81,396.00	0.00	0.00	284,989.75	559,020.89
2025	1.00	22,455.78	7,433.94	0.00	0.00	81,396.00	0.00	0.00	260,411.07	640,165.96
2026	1.00	21,008.69	6,954.88	0.00	0.00	81,396.00	0.00	0.00	238,384.37	707,383.86
2027	1.00	19,654.85	6,506.69	0.00	0.00	81,396.00	0.00	0.00	217,777.11	762,951.80
Rem.		16,910.72	5,598.26	0.00	0.00	74,292.65	0.00	0.00	183,111.14	42,446.93
Total		**191,767.34**	**63,484.15**	**0.00**	**0.00**	**658,700.39**	**0.00**	**0.00**	**2,260,255.59**	**805,398.73**

Major Phase :	Oil		
Perfs :	0 - 0		
Initial Rate :	2,433.33	bbl/month	
Abandonment :	851.04	bbl/month	
Initial Decline :	10.00	% year	b = 0.900
Beg Ratio :	0.000		
End Ratio :	0.000		

Abandonment Date :	11/29/2028
Working Int :	0.42000000
Revenue Int :	0.27303695
Disc. Initial Invest. ($) :	0.00
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	7.00
Internal ROR (%) :	250.00

Present Worth Profile ($)

PW	5.00% :	1,340,636.89
PW	7.00% :	1,091,790.23
PW	10.00% :	805,398.73
PW	15.00% :	489,765.09
PW	20.00% :	301,245.00
PW	25.00% :	187,262.41

Date : 12/27/2013 1:51:19PM

ECONOMIC SUMMARY PROJECTION

Project Name : Belmont Lake Field
Partner : Lexaria Corporation
Case Type : REPORT BREAK SUB-TOTAL CASE

As Of Date : 10/31/2013
Discount Rate (%) : 10.00
Custom Selection

Possible Rsv Class
Undeveloped Rsv Category

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Undeveloped Rsv Category

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	3.00	0.00	0.82	0.00	106.22	0.00	87,079.53	0.00	0.00
2021	16.73	0.00	4.57	0.00	106.22	0.00	485,271.78	0.00	0.00
2022	15.65	0.00	4.27	0.00	106.22	0.00	453,999.94	0.00	0.00
2023	14.65	0.00	4.00	0.00	106.22	0.00	424,743.31	0.00	0.00
2024	13.74	0.00	3.75	0.00	106.22	0.00	398,424.78	0.00	0.00
2025	12.82	0.00	3.50	0.00	106.22	0.00	371,696.78	0.00	0.00
2026	11.99	0.00	3.27	0.00	106.22	0.00	347,743.93	0.00	0.00
2027	11.22	0.00	3.06	0.00	106.22	0.00	325,334.65	0.00	0.00
Rem	9.65	0.00	2.64	0.00	106.22	0.00	279,912.77	0.00	0.00
Total	**109.45**	**0.00**	**29.88**	**0.00**	**106.22**	**0.00**	**3,174,207.47**	**0.00**	**0.00**
Ult	**109.45**	**0.00**							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2018	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2019	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2020	0.00	5,260.84	1,741.59	0.00	0.00	14,635.74	0.00	0.00	65,441.36	32,203.22
2021	1.00	29,317.33	9,705.44	0.00	0.00	81,396.00	0.00	0.00	364,853.02	201,803.11
2022	1.00	27,428.06	9,080.00	0.00	0.00	81,396.00	0.00	0.00	336,095.88	343,178.50
2023	1.00	25,660.55	8,494.87	0.00	0.00	81,396.00	0.00	0.00	309,191.90	460,869.18
2024	1.00	24,070.53	7,968.50	0.00	0.00	81,396.00	0.00	0.00	284,989.75	559,020.89
2025	1.00	22,455.78	7,433.94	0.00	0.00	81,396.00	0.00	0.00	260,411.07	640,165.96
2026	1.00	21,008.69	6,954.88	0.00	0.00	81,396.00	0.00	0.00	238,384.37	707,383.86
2027	1.00	19,654.85	6,506.69	0.00	0.00	81,396.00	0.00	0.00	217,777.11	762,951.80
Rem		16,910.72	5,598.26	0.00	0.00	74,292.65	0.00	0.00	183,111.14	42,446.93
Total		**191,767.34**	**63,484.15**	**0.00**	**0.00**	**658,700.39**	**0.00**	**0.00**	**2,260,255.59**	**805,398.73**

Disc. Initial Invest. ($) : 0.00
ROInvestment (disc/undisc) : 0.00 / 77,661,790,835.
Years to Payout : 0.00
Internal ROR (%) : 0.00

Present Worth Profile ($)

PW	5.00% :	1,340,636.89
PW	7.00% :	1,091,790.23
PW	10.00% :	805,398.73
PW	15.00% :	489,765.09
PW	20.00% :	301,245.00
PW	25.00% :	187,262.41

ECONOMIC SUMMARY PROJECTION

Project Name : Belmont Lake Field
Partner : Lexaria Corporation
Case Type : GRAND TOTAL CASE

As Of Date : 10/31/2013
Discount Rate (%) : 10.00
Custom Selection

Cum Oil (Mbbl) : 234.69
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2013	3.50	0.00	0.96	0.00	106.22	0.00	101,501.29	0.00	0.00
2014	78.15	0.00	16.17	0.00	106.22	0.00	1,717,044.81	0.00	0.00
2015	119.87	0.00	28.03	0.00	106.22	0.00	2,977,449.68	0.00	0.00
2016	84.95	0.00	20.13	0.00	106.22	0.00	2,137,930.86	0.00	0.00
2017	63.54	0.00	17.35	0.00	106.22	0.00	1,842,696.99	0.00	0.00
2018	43.80	0.00	11.96	0.00	106.22	0.00	1,270,366.40	0.00	0.00
2019	36.85	0.00	10.06	0.00	106.22	0.00	1,068,770.11	0.00	0.00
2020	35.08	0.00	9.58	0.00	106.22	0.00	1,017,381.14	0.00	0.00
2021	33.21	0.00	9.07	0.00	106.22	0.00	963,081.61	0.00	0.00
2022	31.60	0.00	8.63	0.00	106.22	0.00	916,350.79	0.00	0.00
2023	30.09	0.00	8.21	0.00	106.22	0.00	872,560.19	0.00	0.00
2024	28.75	0.00	7.85	0.00	106.22	0.00	833,702.55	0.00	0.00
2025	27.34	0.00	7.46	0.00	106.22	0.00	792,798.06	0.00	0.00
2026	19.56	0.00	5.34	0.00	106.22	0.00	567,405.38	0.00	0.00
2027	17.90	0.00	4.89	0.00	106.22	0.00	519,029.68	0.00	0.00
Rem	30.25	0.00	8.26	0.00	106.22	0.00	877,183.57	0.00	0.00
Total	**684.41**	**0.00**	**173.94**	**0.00**	**106.22**	**0.00**	**18,475,253.11**	**0.00**	**0.00**
Ult	**919.11**	**0.00**							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2013	4.00	6,132.12	2,030.03	0.00	0.00	36,852.59	0.00	0.00	56,486.55	56,011.23
2014	6.00	103,733.96	34,340.90	1,029,035.70	0.00	324,820.94	0.00	0.00	225,113.31	259,762.92
2015	6.00	179,880.37	59,548.99	0.00	0.00	466,522.59	0.00	0.00	2,271,497.72	2,189,333.43
2016	5.00	129,161.47	42,758.62	0.00	0.00	398,366.04	0.00	0.00	1,567,644.72	3,392,348.04
2017	4.00	111,325.14	36,853.94	0.00	0.00	380,397.78	0.00	0.00	1,314,120.13	4,303,694.82
2018	4.00	76,748.22	25,407.33	0.00	0.00	317,139.26	0.00	0.00	851,071.59	4,840,385.05
2019	3.00	64,568.94	21,375.40	0.00	0.00	299,001.78	0.00	0.00	683,823.99	5,228,660.79
2020	3.00	61,464.31	20,347.62	0.00	0.00	299,001.78	0.00	0.00	636,567.42	5,555,672.37
2021	3.00	58,183.85	19,261.63	0.00	0.00	299,001.78	0.00	0.00	586,634.35	5,828,335.91
2022	3.00	55,360.64	18,327.02	0.00	0.00	299,001.78	0.00	0.00	543,661.36	6,056,994.42
2023	3.00	52,715.06	17,451.20	0.00	0.00	299,001.78	0.00	0.00	503,392.15	6,248,580.91
2024	3.00	50,367.51	16,674.05	0.00	0.00	299,001.78	0.00	0.00	467,659.21	6,409,628.65
2025	3.00	47,896.29	15,855.96	0.00	0.00	299,001.78	0.00	0.00	430,044.02	6,543,612.45
2026	2.00	34,279.37	11,348.11	0.00	0.00	190,813.39	0.00	0.00	330,964.51	6,637,025.02
2027	2.00	31,356.78	10,380.59	0.00	0.00	179,551.01	0.00	0.00	297,741.29	6,712,986.89
Rem.		52,994.38	17,543.67	102,480.00	0.00	391,910.87	0.00	0.00	312,254.65	78,280.48
Total		**1,116,168.42**	**369,505.06**	**1,131,515.70**	**0.00**	**4,779,386.94**	**0.00**	**0.00**	**11,078,676.98**	**6,791,267.37**

Disc. Initial Invest. ($) :	962,933.91
ROInvestment (disc/undisc) :	8.05 / 10.79
Years to Payout :	1.10
Internal ROR (%) :	>1000

Present Worth Profile ($)

PW	5.00% :	8,539,971.25
PW	7.00% :	7,765,150.70
PW	10.00% :	6,791,267.37
PW	15.00% :	5,543,650.32
PW	20.00% :	4,622,455.62
PW	25.00% :	3,920,571.78

Case Name: PP F 12-1
Well:
Reservoir: 2,800 Ft. Sand

Field: Belmont Lake Field
Oper: Griffin & Griffin Expl, LLC
Location: Sec. 41, T2N - 4W



FTP (psia)
Oil (bbl/day)
Water Cut (%)
Water Cut
Oil
FTP
10000
1000
100
10
100
10
1
.1
10
1
.1
.01
07
09
11
13
15
17
19
21
23
25
27
29
31
33
35

Oil Rem: 139.96 Mbbl
Gas Rem: 0.00 MMcf
Class & Cat: Proved Producing

Oil Init Qi: 1.997Mbbl/mo
Oil Init Decl: 22 %
Oil Bfact: 1.800

Case Name: PP F 12-3A
Well:
Reservoir: 2,800 Ft. Sand

Field: Belmont Lake Field
Oper: Griffin & Griffin Expl, LLC
Location: Sec. 41, T2N - 4W



FTP (psia)
Oil (bbl/day)
Water Cut (%)
10000
1000
100
10
100
10
1
.1
10
1
.1
.01
Water Cut
Oil
FTP
07
09
11
13
15
17
19
21
23
25
27
29

Oil Rem: 110.08 Mbbl
Gas Rem: 0.00 MMcf
Class & Cat: Proved Producing

Oil Init Qi: 1.116Mbbl/mo
Oil Init Decl: 3 %
Oil Bfact: 0.001

Case Name: PP F 12-5
Well:
Reservoir: 2,800 Ft. Sand

Field: Belmont Lake Field
Oper: Griffin & Griffin Expl, LLC
Location: Sec. 41, T2N - 4W


FTP (psia)
Oil (bbl/day)
Water Cut (%)
100
10
1
.1
.01
Water Cut
FTP
Oil
2011
2012
2013
2014
2015

Oil Rem: 0.00 Mbbl
Gas Rem: 0.00 MMcf
Class & Cat: Proved Producing

Oil Init Qi: 0.405Mbbl/mo
Oil Init Decl: 15 %
Oil Bfact: 0.000

Case Name: PP F 12-7
Well:
Reservoir: 2,800 Ft. Sand

Field: Belmont Lake Field
Oper: Griffin & Griffin Expl, LLC
Location: Sec. 41, T2N - 4W



Oil (bbl/day)
100
10
1
.1
Oil
07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25

Oil Rem: 69.37 Mbbl
Gas Rem: 0.00 MMcf
Class & Cat: Proved Non-Producing

Oil Init Qi: 2.433Mbbl/mo
Oil Init Decl: 10 %
Oil Bfact: 0.900

Case Name: PP F 12-6
Well:
Reservoir: 2,800 Ft. Sand

Field: Belmont Lake Field
Oper: Griffin & Griffin Expl, LLC
Location: Sec. 41, T2N - 4W


Oil (bbl/day)
100
10
1
.1
Oil
07
08
09
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25

Oil Rem: 91.76 Mbbl
Gas Rem: 0.00 MMcf
Class & Cat: Proved Undeveloped

Oil Init Qi: 2.433Mbbl/mo
Oil Init Decl: 10 %
Oil Bfact: 0.900

Case Name: PP F 12-8
Well:
Reservoir: 2,800 Ft. Sand

Field: Belmont Lake Field
Oper: Griffin & Griffin Expl, LLC
Location: Sec. 41, T2N - 4W



Oil (bbl/day)
100
10
1
.1
Oil
07
09
11
13
15
17
19
21
23
25
27
29

Oil Rem: 138.20 Mbbl
Gas Rem: 0.00 MMcf
Class & Cat: Proved Undeveloped

Oil Init Qi: 2.433Mbbl/mo
Oil Init Decl: 10 %
Oil Bfact: 0.900

Case Name: PP F 12-9
Well:
Reservoir: 2,800 Ft. Sand

Field: Belmont Lake Field
Oper: Griffin & Griffin Expl, LLC
Location: Sec. 41, T2N - 4W



Oil (bbl/day)
100
10
1
.1
Oil
07
08
09
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25

Oil Rem: 25.59 Mbbl
Gas Rem: 0.00 MMcf
Class & Cat: Proved Undeveloped

Oil Init Qi: 2.433Mbbl/mo
Oil Init Decl: 10 %
Oil Bfact: 0.900

Case Name: PP F 12-4
Well:
Reservoir: 2,800 Ft. Sand

Field: Belmont Lake Field
Oper: Griffin & Griffin Expl, LLC
Location: Sec. 41, T2N - 4W



FTP (psia)
Oil (bbl/day)
Water Cut (%)
Water Cut
FTP
Oil
100
10
1
.1
.01
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25

Oil Rem: 0.00 Mbbl
Gas Rem: 0.00 MMcf
Class & Cat: Proved P&A

Oil Init Qi: 0.000Mbbl/mo
Oil Init Decl: 0 %
Oil Bfact: 0.000

Case Name: PP F 12-8 INCR
Well:
Reservoir: 2,800 Ft. Sand

Field: Belmont Lake Field
Oper: Griffin & Griffin Expl, LLC
Location: Sec. 41, T2N - 4W



Oil (bbl/day)
100
10
1
1
Oil{base}
Oil{default}
07
09
11
13
15
17
19
21
23
25
27
29

Oil Rem: 109.45 Mbbl
Gas Rem: 0.00 MMcf
Class & Cat: Possible Undeveloped

Oil Init Qi: 2.433Mbbl/mo
Oil Init Decl: 10 %
Oil Bfact: 0.900

G & G Production, LLC
Petit Bois Office Park
1904 Lakeland Drive, Ste F
Jackson, MS 39216
(601)713-1146

Settlement Statement

Lexaria Corporation
Attn: Bal Bhullar
Suite 950-1130 West Pender Street
Vancouver, BC V6E 4A4

Account: L00010

Date: 11/14/2013

Summary by AFE Project:

Property#	AFE#	Description	Unpaid Bal Fwd	Expenses	Pre-Pmts Applied	You Owe	Pre-Pmts Bal Remain
PP1204	265	Workover PPF 12-4					69,980.00
PP1207	260	Palmetto Point 12-7		2,482.20	2,482.20		214,730.95
		Project Totals:		**2,482.20**	**2,482.20**		**284,710.95**

Summary by Property:

Property#	Description	Expenses	You Owe
PP1203	Palmetto Point 12-3	7,777.04	7,777.04
PP1204	Palmetto Point 12-4	10,303.38	10,303.38
PP1205	Palmetto Point 12-5	14,351.20	14,351.20
PPF012	Palmetto Point Frio-12	7,777.11	7,777.11
PPF021	Palmetto Point Frio-21	696.96	696.96
	Totals:	**40,905.69**	**40,905.69**

PLEASE PAY THIS AMOUNT ----------------------^

Property: (PP1203) Palmetto Point 12-3 County: WILKINSON, MS

Expenses:

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Operating Costs					
Pumper / Gauger					
1420	Griffin & Griffin Exploration, LLC		2,000.90	2,000.90	544.24
1420	Griffin & Griffin Exploration, LLC	A	2,000.90	2,000.90	170.08
Administrative Overhead					
1422	Griffin & Griffin Exploration, LLC		802.50	802.50	218.28
1422	Griffin & Griffin Exploration, LLC	A	802.50	802.50	68.21
Fuel & Power					
277617	Enbridge Marketing (U.S.) L.P.		6,266.60	6,266.60	1,704.52
277617	Enbridge Marketing (U.S.) L.P.	A	6,266.60	6,266.60	532.66
Chemical & Solvents					
338051	X-Chem LLC		357.37	357.37	97.20
338051	X-Chem LLC	A	357.37	357.37	30.38
338052	X-Chem LLC		357.37	357.37	97.21
338052	X-Chem LLC	A	357.37	357.37	30.37
338053	X-Chem LLC		639.85	639.85	174.04
338053	X-Chem LLC	A	639.85	639.85	54.39
339844	X-Chem LLC		192.73	192.73	52.42
339844	X-Chem LLC	A	192.73	192.73	16.38
339845	X-Chem LLC		27.09	27.09	7.37
339845	X-Chem LLC	A	27.09	27.09	2.30
339846	X-Chem LLC		113.28	113.28	30.81
339846	X-Chem LLC	A	113.28	113.28	9.63
339848	X-Chem LLC		639.84	639.84	174.04
339848	X-Chem LLC	A	639.84	639.84	54.39
Hauling					
46039	Stringer's Oilfield/ return compressor to company		107.86	107.86	29.34
46039	Stringer's Oilfield/ return compressor to company	A	107.86	107.86	9.17
46196	Stringer's Oilfield Service, Inc.		525.52	525.52	142.94
46196	Stringer's Oilfield Service, Inc.	A	525.52	525.52	44.67
Materials & Supplies					
233356	Beacon Supply Company, Inc.		18.69	18.69	5.08
233356	Beacon Supply Company, Inc.	A	18.69	18.69	1.59
231268	White's "T & J" Oilfield Supply, Inc.		16.46	16.46	4.48
231268	White's "T & J" Oilfield Supply, Inc.	A	16.46	16.46	1.40
231451	White's "T & J" Oilfield Supply, Inc.		92.55	92.55	25.17
231451	White's "T & J" Oilfield Supply, Inc.	A	92.55	92.55	7.86
Consulting Services					
130930-20	Neofirma, Inc.		29.60	29.60	8.05
130930-20	Neofirma, Inc.	A	29.60	29.60	2.52
131001-20	Neofirma, Inc.		159.00	159.00	43.25
131001-20	Neofirma, Inc.	A	159.00	159.00	13.51
131031-17	Neofirma, Inc.		27.60	27.60	7.51
131031-17	Neofirma, Inc.	A	27.60	27.60	2.35
131101-17	Neofirma, Inc.		159.00	159.00	43.25
131101-17	Neofirma, Inc.	A	159.00	159.00	13.51
Roads & Location					
10052013	Erosion Control, Inc.		107.00	107.00	29.10
10052013	Erosion Control, Inc.	A	107.00	107.00	9.10
10102013	Erosion Control, Inc.		401.25	401.25	109.14
10102013	Erosion Control, Inc.	A	401.25	401.25	34.11
798401	Georgia G Hayes		43.75	43.75	11.90
798401	Georgia G Hayes	A	43.75	43.75	3.71
10312013	Erosion Control, Inc.		214.00	214.00	58.21
10312013	Erosion Control, Inc.	A	214.00	214.00	18.19
Compression					
269628	Reagan Power & Compression LLC		1,575.58	1,575.58	428.56
269628	Reagan Power & Compression LLC	A	1,575.58	1,575.58	133.93

From: G & G Production, LLC
To: Lexaria Corporation

For Billing Dated 10/31/2013
Account: L00010

Property: (PP1203) Palmetto Point 12-3 (Continued)

Expenses: (Continued)

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
CM/269627	Reagan Power & Compression LLC		1,789.57-	1,789.57-	486.77-
CM/269627	Reagan Power & Compression LLC	A	1,789.57-	1,789.57-	152.12-
270105	Reagan Power & Compression LLC		1,575.58	1,575.58	428.56
270105	Reagan Power & Compression LLC	A	1,575.58	1,575.58	133.93
Chart Integration					
008411	Southern Flow Companies, Inc.		234.87	234.87	63.89
008411	Southern Flow Companies, Inc.	A	234.87	234.87	19.96
008883	Southern Flow Companies, Inc.		28.28	28.28	7.69
008883	Southern Flow Companies, Inc.	A	28.28	28.28	2.41
Gas Transportation					
107	Tunica Pipeline, LLC		659.75	659.75	179.45
107	Tunica Pipeline, LLC	A	659.75	659.75	56.08
108	Tunica Pipeline, LLC		831.33	831.33	226.12
108	Tunica Pipeline, LLC	A	831.33	831.33	70.66
Roustabout					
1001	VPS, LLC		428.00	428.00	116.42
1001	VPS, LLC	A	428.00	428.00	36.38
1003	VPS, LLC		471.43	471.43	128.23
1003	VPS, LLC	A	471.43	471.43	40.07
1004	VPS, LLC		684.09	684.09	186.07
1004	VPS, LLC	A	684.09	684.09	58.15
1006	VPS, LLC		529.65	529.65	144.06
1006	VPS, LLC	A	529.65	529.65	45.02
1024	VPS, LLC		406.87	406.87	110.67
1024	VPS, LLC	A	406.87	406.87	34.58
1027	VPS, LLC		243.43	243.43	66.22
1027	VPS, LLC	A	243.43	243.43	20.69
1042	VPS, LLC		201.42	201.42	54.78
1042	VPS, LLC	A	201.42	201.42	17.12
Equipment Installation					
3144	Ball's Crane Service, LLC / Moved off old compressor & set new compressor		1,612.50	1,612.50	438.60
3144	Ball's Crane Service, LLC / Moved off old compressor & set new compressor	A	1,612.50	1,612.50	137.07
Gas Lift					
313900052	PCS Ferguson, Inc.		552.00	552.00	150.15
313900052	PCS Ferguson, Inc.	A	552.00	552.00	46.92
CP04000092	Fuel use 10-13		239.40	239.40	65.11
CP04000092	Fuel use 10-13	A	239.40	239.40	20.35
	Total Operating Costs			**43,568.84**	**7,777.04**
Billing Summary by Deck/AFE			0.27200000	21,784.42	5,925.36
		A	0.08500000	21,784.42	1,851.68

Property Summary:	Wrk Int	Expenses	You Owe
PP1203	**0.27200000**	**5,925.36**	**5,925.36**
	0.08500000	1,851.68	1,851.68
Total		7,777.04	

Property: (PP1204) Palmetto Point 12-4 County: WILKINSON, MS

Expenses:

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Operating Costs					
Pumper / Gauger					
1420	Griffin & Griffin Exploration, LLC		2,000.90	2,000.90	1,088.48
1420	Griffin & Griffin Exploration, LLC	A	2,000.90	2,000.90	170.08
Administrative Overhead					
1422	Griffin & Griffin Exploration, LLC		802.50	802.50	436.59
1422	Griffin & Griffin Exploration, LLC	A	802.50	802.50	68.21

From: G & G Production, LLC
To: Lexaria Corporation

For Billing Dated 10/31/2013
Account: L00010 Page 4

Property: (PP1204) Palmetto Point 12-4 (Continued)
Expenses: (Continued)

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Chemical & Solvents					
339843	X-Chem LLC		963.38	963.38	524.05
339843	X-Chem LLC	A	963.38	963.38	81.89
338051	X-Chem LLC		357.37	357.37	194.42
338051	X-Chem LLC	A	357.37	357.37	30.37
338052	X-Chem LLC		357.37	357.37	194.40
338052	X-Chem LLC	A	357.37	357.37	30.38
338053	X-Chem LLC		639.85	639.85	348.08
338053	X-Chem LLC	A	639.85	639.85	54.39
339844	X-Chem LLC		192.73	192.73	104.85
339844	X-Chem LLC	A	192.73	192.73	16.38
339845	X-Chem LLC		27.09	27.09	14.75
339845	X-Chem LLC	A	27.09	27.09	2.30
339846	X-Chem LLC		113.28	113.28	61.63
339846	X-Chem LLC	A	113.28	113.28	9.63
339848	X-Chem LLC		639.84	639.84	348.05
339848	X-Chem LLC	A	639.84	639.84	54.39
Hauling					
21990	Chop's Wrecker & Welding		600.00	600.00	326.40
21990	Chop's Wrecker & Welding	A	600.00	600.00	51.00
46039	Stringer's Oilfield/ return compressor to company		107.85	107.85	58.69
46039	Stringer's Oilfield/ return compressor to company	A	107.85	107.85	9.16
46196	Stringer's Oilfield Service, Inc.		525.51	525.51	285.85
46196	Stringer's Oilfield Service, Inc.	A	525.51	525.51	44.67
Materials & Supplies					
233356	Beacon Supply Company, Inc.		18.69	18.69	10.19
233356	Beacon Supply Company, Inc.	A	18.69	18.69	1.59
231268	White's "T & J" Oilfield Supply, Inc.		16.46	16.46	8.94
231268	White's "T & J" Oilfield Supply, Inc.	A	16.46	16.46	1.40
231451	White's "T & J" Oilfield Supply, Inc.		92.55	92.55	50.36
231451	White's "T & J" Oilfield Supply, Inc.	A	92.55	92.55	7.87
Consulting Services					
130930-20	Neofirma, Inc.		29.60	29.60	16.09
130930-20	Neofirma, Inc.	A	29.60	29.60	2.51
131001-20	Neofirma, Inc.		159.00	159.00	86.49
131001-20	Neofirma, Inc.	A	159.00	159.00	13.52
131031-17	Neofirma, Inc.		27.60	27.60	15.03
131031-17	Neofirma, Inc.	A	27.60	27.60	2.34
131101-17	Neofirma, Inc.		159.00	159.00	86.48
131101-17	Neofirma, Inc.	A	159.00	159.00	13.52
Roads & Location					
10052013	Erosion Control, Inc.		107.00	107.00	58.21
10052013	Erosion Control, Inc.	A	107.00	107.00	9.09
10102013	Erosion Control, Inc.		401.25	401.25	218.28
10102013	Erosion Control, Inc.	A	401.25	401.25	34.11
798401	Georgia G Hayes		43.75	43.75	23.80
798401	Georgia G Hayes	A	43.75	43.75	3.72
10312013	Erosion Control, Inc.		214.00	214.00	116.43
10312013	Erosion Control, Inc.	A	214.00	214.00	18.19
Compression					
269628	Reagan Power & Compression LLC		1,575.57	1,575.57	857.10
269628	Reagan Power & Compression LLC	A	1,575.57	1,575.57	133.92
270105	Reagan Power & Compression LLC		1,575.57	1,575.57	857.10
270105	Reagan Power & Compression LLC	A	1,575.57	1,575.57	133.93
Chart Integration					
008883	Southern Flow Companies, Inc.		28.27	28.27	15.39
008883	Southern Flow Companies, Inc.	A	28.27	28.27	2.40

Property: (PP1204) Palmetto Point 12-4 (Continued)

Expenses: (Continued)

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Gas Transportation					
107	Tunica Pipeline, LLC		659.75	659.75	358.90
107	Tunica Pipeline, LLC	A	659.75	659.75	56.08
Roustabout					
1001	VPS, LLC		428.00	428.00	232.83
1001	VPS, LLC	A	428.00	428.00	36.38
1003	VPS, LLC		471.42	471.42	256.47
1003	VPS, LLC	A	471.42	471.42	40.07
1004	VPS, LLC		684.09	684.09	372.13
1004	VPS, LLC	A	684.09	684.09	58.15
1006	VPS, LLC		529.65	529.65	288.12
1006	VPS, LLC	A	529.65	529.65	45.02
1024	VPS, LLC		406.87	406.87	221.35
1024	VPS, LLC	A	406.87	406.87	34.58
1027	VPS, LLC		243.42	243.42	132.42
1027	VPS, LLC	A	243.42	243.42	20.69
1042	VPS, LLC		201.42	201.42	109.56
1042	VPS, LLC	A	201.42	201.42	17.12
Gas Lift					
31390054	PCS Ferguson, Inc.		980.00	980.00	533.12
31390054	PCS Ferguson, Inc.	A	980.00	980.00	83.30
	Total Operating Costs			**32,761.20**	**10,303.38**
Billing Summary by Deck/AFE			0.54400000	16,380.60	8,911.03
		A	0.08500000	16,380.60	1,392.35

Property Summary:	Wrk Int	Expenses	You Owe
PP1204	**0.54400000**	**8,911.03**	**8,911.03**
	0.08500000	1,392.35	1,392.35
Total		10,303.38	

Property: (PP1205) Palmetto Point 12-5 County: WILKINSON, MS

Expenses:

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Operating Costs					
Pumper / Gauger					
1420	Griffin & Griffin Exploration, LLC		2,000.90	2,000.90	1,088.48
1420	Griffin & Griffin Exploration, LLC	A	2,000.90	2,000.90	170.08
Administrative Overhead					
1422	Griffin & Griffin Exploration, LLC		802.50	802.50	436.58
1422	Griffin & Griffin Exploration, LLC	A	802.50	802.50	68.21
Fuel & Power					
277617	Enbridge Marketing (U.S.) L.P.		6,266.58	6,266.58	3,409.01
277617	Enbridge Marketing (U.S.) L.P.	A	6,266.58	6,266.58	532.66
Chemical & Solvents					
339843	X-Chem LLC		963.38	963.38	524.07
339843	X-Chem LLC	A	963.38	963.38	81.89
338051	X-Chem LLC		357.36	357.36	194.41
338051	X-Chem LLC	A	357.36	357.36	30.37
338052	X-Chem LLC		357.36	357.36	194.40
338052	X-Chem LLC	A	357.36	357.36	30.38
338053	X-Chem LLC		639.84	639.84	348.08
338053	X-Chem LLC	A	639.84	639.84	54.38
339844	X-Chem LLC		192.73	192.73	104.83
339844	X-Chem LLC	A	192.73	192.73	16.39
339845	X-Chem LLC		27.09	27.09	14.75
339845	X-Chem LLC	A	27.09	27.09	2.30
339846	X-Chem LLC		113.28	113.28	61.62
339846	X-Chem LLC	A	113.28	113.28	9.63
339848	X-Chem LLC		639.84	639.84	348.08

Property: (PP1205) Palmetto Point 12-5 (Continued)
Expenses: (Continued)

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
339848	X-Chem LLC	A	639.84	639.84	54.38
Hauling					
21990	Chop's Wrecker & Welding		600.00	600.00	326.40
21990	Chop's Wrecker & Welding	A	600.00	600.00	51.00
46039	Stringer's Oilfield/ return compressor to company		107.85	107.85	58.67
46039	Stringer's Oilfield/ return compressor to company	A	107.85	107.85	9.17
46196	Stringer's Oilfield Service, Inc.		525.51	525.51	285.88
46196	Stringer's Oilfield Service, Inc.	A	525.51	525.51	44.67
Materials & Supplies					
233356	Beacon Supply Company, Inc.		18.69	18.69	10.16
233356	Beacon Supply Company, Inc.	A	18.69	18.69	1.59
231268	White's "T & J" Oilfield Supply, Inc.		16.46	16.46	8.97
231268	White's "T & J" Oilfield Supply, Inc.	A	16.46	16.46	1.40
231451	White's "T & J" Oilfield Supply, Inc.		92.55	92.55	50.34
231451	White's "T & J" Oilfield Supply, Inc.	A	92.55	92.55	7.86
Consulting Services					
130930-20	Neofirma, Inc.		29.60	29.60	16.08
130930-20	Neofirma, Inc.	A	29.60	29.60	2.52
131001-20	Neofirma, Inc.		159.00	159.00	86.51
131001-20	Neofirma, Inc.	A	159.00	159.00	13.51
131031-17	Neofirma, Inc.		27.60	27.60	15.02
131031-17	Neofirma, Inc.	A	27.60	27.60	2.35
131101-17	Neofirma, Inc.		159.00	159.00	86.48
131101-17	Neofirma, Inc.	A	159.00	159.00	13.52
Roads & Location					
10052013	Erosion Control, Inc.		107.00	107.00	58.22
10052013	Erosion Control, Inc.	A	107.00	107.00	9.09
10102013	Erosion Control, Inc.		401.25	401.25	218.29
10102013	Erosion Control, Inc.	A	401.25	401.25	34.11
798401	Georgia G Hayes		43.75	43.75	23.79
798401	Georgia G Hayes	A	43.75	43.75	3.72
10312013	Erosion Control, Inc.		214.00	214.00	116.41
10312013	Erosion Control, Inc.	A	214.00	214.00	18.19
Compression					
269628	Reagan Power & Compression LLC		1,575.57	1,575.57	857.11
269628	Reagan Power & Compression LLC	A	1,575.57	1,575.57	133.92
270105	Reagan Power & Compression LLC		1,575.57	1,575.57	857.13
270105	Reagan Power & Compression LLC	A	1,575.57	1,575.57	133.92
Chart Integration					
008883	Southern Flow Companies, Inc.		28.27	28.27	15.36
008883	Southern Flow Companies, Inc.	A	28.27	28.27	2.41
Gas Transportation					
107	Tunica Pipeline, LLC		659.75	659.75	358.91
107	Tunica Pipeline, LLC	A	659.75	659.75	56.07
108	Tunica Pipeline, LLC		831.33	831.33	452.24
108	Tunica Pipeline, LLC	A	831.33	831.33	70.67
Roustabout					
1001	VPS, LLC		428.00	428.00	232.82
1001	VPS, LLC	A	428.00	428.00	36.38
1003	VPS, LLC		471.42	471.42	256.47
1003	VPS, LLC	A	471.42	471.42	40.07
1004	VPS, LLC		684.08	684.08	372.15
1004	VPS, LLC	A	684.08	684.08	58.14
1006	VPS, LLC		529.65	529.65	288.12
1006	VPS, LLC	A	529.65	529.65	45.02
1024	VPS, LLC		406.86	406.86	221.32
1024	VPS, LLC	A	406.86	406.86	34.59
1027	VPS, LLC		243.42	243.42	132.42

Property: (PP1205) Palmetto Point 12-5 (Continued)

Expenses: (Continued)

Reference	Description		Deck/AFE	Invoice Amt	Total	Your Share
1027	VPS, LLC		A	243.42	243.42	20.69
1042	VPS, LLC			201.42	201.42	109.59
1042	VPS, LLC		A	201.42	201.42	17.12
Gas Lift						
CP04000092	Fuel use	10-13		317.44	317.44	172.68
CP04000092	Fuel use	10-13	A	317.44	317.44	26.98
	Total Operating Costs				**45,631.80**	**14,351.20**
Billing Summary by Deck/AFE				0.54400000	22,815.90	12,411.85
			A	0.08500000	22,815.90	1,939.35

Property Summary:	Wrk Int	Expenses	You Owe
PP1205	**0.54400000**	**12,411.85**	**12,411.85**
	0.08500000	1,939.35	1,939.35
Total		14,351.20	

Property: (PP1207) Palmetto Point 12-7 County: WILKINSON, MS

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
AFE: 260-1					
Intangible Drilling Costs					
Surveys / Permits / Bonds					
PERMIT FEE PPF 12-7	Mississippi Oil & Gas Board		600.00		
POFR ON PPF 12-7	Mississippi Oil & Gas Board		1,000.00	1,600.00	672.00
Administrative Overhead					
1415	Griffin & Griffin Exploration, LLC		4,280.00	4,280.00	1,797.60
Miscellaneous Intangibles					
BANKCHGS	Wire in charges 2 @ $15.00		30.00	30.00	12.60
	Total Intangible Drilling Costs			**5,910.00**	**2,482.20**

Property Summary:	Wrk Int	Expenses	Pre-Pmt Applied	You Owe
PP1207	**0.42000000**	**2,482.20**	**2,482.20**	**0.00**

Property: (PPF012) Palmetto Point Frio-12 County: WILKINSON, MS

Expenses:

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Operating Costs					
Pumper / Gauger					
1420	Griffin & Griffin Exploration, LLC		2,000.90	2,000.90	544.24
1420	Griffin & Griffin Exploration, LLC	A	2,000.90	2,000.90	170.08
Administrative Overhead					
1422	Griffin & Griffin Exploration, LLC		802.50	802.50	218.28
1422	Griffin & Griffin Exploration, LLC	A	802.50	802.50	68.21
Fuel & Power					
277617	Enbridge Marketing (U.S.) L.P.		6,266.60	6,266.60	1,704.52
277617	Enbridge Marketing (U.S.) L.P.	A	6,266.60	6,266.60	532.66
Chemical & Solvents					
338051	X-Chem LLC		357.37	357.37	97.20
338051	X-Chem LLC	A	357.37	357.37	30.38
338052	X-Chem LLC		357.37	357.37	97.21
338052	X-Chem LLC	A	357.37	357.37	30.37
338053	X-Chem LLC		639.85	639.85	174.04
338053	X-Chem LLC	A	639.85	639.85	54.39
339844	X-Chem LLC		192.75	192.75	52.43
339844	X-Chem LLC	A	192.75	192.75	16.38
339845	X-Chem LLC		27.12	27.12	7.37
339845	X-Chem LLC	A	27.12	27.12	2.31
339846	X-Chem LLC		113.31	113.31	30.82
339846	X-Chem LLC	A	113.31	113.31	9.63
339848	X-Chem LLC		639.87	639.87	174.05

Property: (PPF012) Palmetto Point Frio-12 (Continued)

Expenses: (Continued)

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
339848	X-Chem LLC	A	639.87	639.87	54.39
Hauling					
46039	Stringer's Oilfield/ return compressor to company		107.86	107.86	29.34
46039	Stringer's Oilfield/ return compressor to company	A	107.86	107.86	9.17
46196	Stringer's Oilfield Service, Inc.		525.52	525.52	142.94
46196	Stringer's Oilfield Service, Inc.	A	525.52	525.52	44.87
Materials & Supplies					
233356	Beacon Supply Company, Inc.		18.70	18.70	5.08
233356	Beacon Supply Company, Inc.	A	18.70	18.70	1.59
231268	White's "T & J" Oilfield Supply, Inc.		16.49	16.49	4.49
231268	White's "T & J" Oilfield Supply, Inc.	A	16.49	16.49	1.40
231451	White's "T & J" Oilfield Supply, Inc.		92.58	92.58	25.18
231451	White's "T & J" Oilfield Supply, Inc.	A	92.58	92.58	7.87
Consulting Services					
130930-20	Neofirma, Inc.		29.60	29.60	8.05
130930-20	Neofirma, Inc.	A	29.60	29.60	2.51
131001-20	Neofirma, Inc.		159.00	159.00	43.25
131001-20	Neofirma, Inc.	A	159.00	159.00	13.52
131031-17	Neofirma, Inc.		27.60	27.60	7.51
131031-17	Neofirma, Inc.	A	27.60	27.60	2.34
131101-17	Neofirma, Inc.		159.00	159.00	43.25
131101-17	Neofirma, Inc.	A	159.00	159.00	13.52
Roads & Location					
10052013	Erosion Control, Inc.		107.00	107.00	29.10
10052013	Erosion Control, Inc.	A	107.00	107.00	9.09
10102013	Erosion Control, Inc.		401.25	401.25	109.14
10102013	Erosion Control, Inc.	A	401.25	401.25	34.11
798401	Georgia G Hayes		43.75	43.75	11.90
798401	Georgia G Hayes	A	43.75	43.75	3.72
10312013	Erosion Control, Inc.		214.00	214.00	58.21
10312013	Erosion Control, Inc.	A	214.00	214.00	18.19
Compression					
269628	Reagan Power & Compression LLC		1,575.58	1,575.58	428.56
269628	Reagan Power & Compression LLC	A	1,575.58	1,575.58	133.92
CM/269627	Reagan Power & Compression LLC		1,789.58-	1,789.58-	486.77-
CM/269627	Reagan Power & Compression LLC	A	1,789.58-	1,789.58-	152.11-
270105	Reagan Power & Compression LLC		1,575.58	1,575.58	428.56
270105	Reagan Power & Compression LLC	A	1,575.58	1,575.58	133.92
Chart Integration					
008411	Southern Flow Companies, Inc.		234.86	234.86	63.88
008411	Southern Flow Companies, Inc.	A	234.86	234.86	19.97
008883	Southern Flow Companies, Inc.		28.28	28.28	7.69
008883	Southern Flow Companies, Inc.	A	28.28	28.28	2.40
Gas Transportation					
107	Tunica Pipeline, LLC		659.75	659.75	179.45
107	Tunica Pipeline, LLC	A	659.75	659.75	56.08
108	Tunica Pipeline, LLC		831.34	831.34	226.13
108	Tunica Pipeline, LLC	A	831.34	831.34	70.66
Roustabout					
1001	VPS, LLC		428.00	428.00	116.41
1001	VPS, LLC	A	428.00	428.00	36.38
1003	VPS, LLC		471.43	471.43	128.23
1003	VPS, LLC	A	471.43	471.43	40.07
1004	VPS, LLC		684.09	684.09	186.08
1004	VPS, LLC	A	684.09	684.09	58.15
1006	VPS, LLC		529.65	529.65	144.06
1006	VPS, LLC	A	529.65	529.65	45.02
1024	VPS, LLC		406.87	406.87	110.67

Property: (PPF012) Palmetto Point Frio-12 (Continued)

Expenses: (Continued)

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
1024	VPS, LLC	A	406.87	406.87	34.59
1027	VPS, LLC		243.43	243.43	66.21
1027	VPS, LLC	A	243.43	243.43	20.69
1042	VPS, LLC		201.45	201.45	54.80
1042	VPS, LLC	A	201.45	201.45	17.12
Equipment Installation					
3144	Ball's Crane Service, LLC / Moved off old compressor & set new compressor		1,612.50	1,612.50	438.60
3144	Ball's Crane Service, LLC / Moved off old compressor & set new compressor	A	1,612.50	1,612.50	137.06
Gas Lift					
313900052	PCS Ferguson, Inc.		552.00	552.00	150.14
313900052	PCS Ferguson, Inc.	A	552.00	552.00	46.92
CP04000092	Fuel use 10-13		239.40	239.40	65.12
CP04000092	Fuel use 10-13	A	239.40	239.40	20.35
	Total Operating Costs			**43,569.24**	**7,777.11**
Billing Summary by Deck/AFE			0.27200000	21,784.62	5,925.42
		A	0.08500000	21,784.62	1,851.69

Property Summary:	Wrk Int	Expenses	You Owe
PPF012	**0.27200000**	**5,925.42**	**5,925.42**
	0.08500000	1,851.69	1,851.69
Total		7,777.11	

Property: (PPF021) Palmetto Point Frio-21 County: WILKINSON, MS

Expenses:

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Operating Costs					
Pumper / Gauger					
1420	Griffin & Griffin Exploration, LLC		665.48	665.48	212.95
1420	Griffin & Griffin Exploration, LLC	A	665.48	665.48	66.55
Administrative Overhead					
1422	Griffin & Griffin Exploration, LLC		802.50	802.50	256.80
1422	Griffin & Griffin Exploration, LLC	A	802.50	802.50	80.25
Chemical & Solvents					
338054	X-Chem LLC		1,694.89	1,694.89	542.37
338054	X-Chem LLC	A	1,694.89	1,694.89	169.49
Salt Water Disposal					
SWDISPOS	Reimbursement to owners of PPF 21 on SWD for PPF 12-5 - Oct 2013		1,503.44-	1,503.44-	481.10-
SWDISPOS	Reimbursement to owners of PPF 21 on SWD for PPF 12-5 - Oct 2013	A	1,503.44-	1,503.44-	150.35-
	Total Operating Costs			**3,318.86**	**696.96**
Billing Summary by Deck/AFE	Recompletion of PPF021		0.32000000	1,659.43	531.02
		A	0.10000000	1,659.43	165.94

Property Summary:	Wrk Int	Expenses	You Owe
PPF021	**0.32000000**	**531.02**	**531.02**
	0.10000000	165.94	165.94
Total		696.96	

G & G Production, LLC
Petit Bois Office Park
1904 Lakeland Drive, Ste F
Jackson, MS 39216
(601)713-1146

Settlement Statement

Lexaria Corporation
Attn: Bal Bhullar
Suite 950-1130 West Pender Street
Vancouver, BC V6E 4A4

Account: L00010

Date: 12/18/2013

Summary by AFE Project:

Property#	AFE#	Description	Unpaid Bal Fwd	Expenses	Pre-Pmts Applied	You Owe	Pre-Pmts Bal Remain
PP1204	265	Workover PPF 12-4		18,549.61	18,549.61		76,415.39
PP1207	260	Palmetto Point 12-7					308,717.38
		Project Totals:		**18,549.61**	**18,549.61**		**385,132.77**

Summary by Property:

Property#	Description	Net Income	Expenses	You Owe	Ck# Written to YOU for
	Unpaid Previous Balance			40,905.69	
PP1203	Palmetto Point 12-3	17,433.19	280.85		17,152.34
PP1204	Palmetto Point 12-4		494.80	494.80	
PP1205	Palmetto Point 12-5	11,007.69	494.79		10,512.90
PPF012	Palmetto Point Frio-12	17,609.18	280.85		17,328.33
PPF021	Palmetto Point Frio-21		280.00	280.00	
	Deduct to pay what you owe			(41,680.49)	(41,680.49)
	Totals:	**46,050.06**	**1,831.29**	**0.00**	**3,313.08**

For Inquiries about your account, please call 601-713-1146.

Owner#:	Check#/Date	Gross Revenue:	Working	Royalty	Deductions	Withholding	Pmt Amount
L00010		Check Totals:	48,989.32		45,676.24		3,313.08
	12/18/2013	2013 Totals:	1,192,718.09		522,988.46		669,729.63

Property: (PP1203) Palmetto Point 12-3 County: WILKINSON, MS

Revenue:

Prd Date	Prod	Price Per	Volume/Share	Description	Property Amt	Your Share
10/2013	OIL	$/BBL:99.39	683.42 /142.17	Oil Sales:	67,924.43	14,130.25
	Wrk NRI:	0.20802815		Oil Production Tax:	4,075.46-	847.81-
				Net Income:	63,848.97	13,282.44
10/2013	OIL	$/BBL:99.39	683.42 /44.43	Oil Sales:	67,924.43	4,415.69
	Wrk-1 NRI:	0.06500880		Oil Production Tax:	4,075.46-	264.94-
				Net Income:	63,848.97	4,150.75
	Total Revenue for Property					**17,433.19**

Expenses:

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Operating Costs					
Pumper / Gauger					
1118	Daniel Vines Dozer		266.68	266.68	72.54
1118	Daniel Vines Dozer	A	266.68	266.68	22.67
1119	Daniel Vines Dozer		400.00	400.00	108.80
1119	Daniel Vines Dozer	A	400.00	400.00	34.00
Roads & Location					
1120	Daniel Vines Dozer		120.00	120.00	32.64
1120	Daniel Vines Dozer	A	120.00	120.00	10.20
	Total Operating Costs			**1,573.36**	**280.85**
Billing Summary by Deck/AFE			0.27200000	786.68	213.98
		A	0.08500000	786.68	66.87

Property Summary:	Net Rev Int	Wrk Int	WI Revenue	Expenses	Net Cash
PP1203	**0.20802815**	**0.27200000**	**13,282.44**	**213.98**	**13,068.46**
	0.06500880	0.08500000	4,150.75	66.87	4,083.88
Total Cash Flow			17,433.19	280.85	17,152.34

Property: (PP1204) Palmetto Point 12-4 County: WILKINSON, MS

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
AFE: 265-1					
Intangible Completion Costs					
Trucking-Vaccum Service					
106627	Redco		367.01		
106981	Redco		262.15		
106982	Redco		996.17		
20868	W. E. New Well Servicing, Inc.		1,359.50		
20869	W. E. New Well Servicing, Inc.		1,359.50		
20873	W. E. New Well Servicing, Inc.		1,585.50		
20874	W. E. New Well Servicing, Inc.		1,359.50		
20876	W. E. New Well Servicing, Inc.		1,359.50		
20878	W. E. New Well Servicing, Inc.		1,359.50		
20879	W. E. New Well Servicing, Inc.		1,359.50		
107000	Redco		996.17		
107201	Redco		1,258.32		
107202	Redco		576.73		
107203	Redco		681.59		
107204	Redco		524.30		
107259	Redco		1,415.61		
107261	Redco		1,258.32		
106594	Redco		838.88		
107262	Redco		943.74		
108251	Redco		1,578.25	21,439.74	15,865.40
Logging Case for Production					
1382	Moncla E-Line Services, Inc.		3,627.30	3,627.30	2,684.21
	Total Intangible Completion Costs			**25,067.04**	**18,549.61**

Property: (PP1204) Palmetto Point 12-4 (Continued)

Property Summary:	Wrk Int	Expenses	Pre-Pmt Applied	You Owe
PP1204	0.74000000	18,549.61	18,549.61	0.00

Property: (PP1204) Palmetto Point 12-4 County: WILKINSON, MS

Revenue:

Prd Date	Prod	Price Per	Volume/Share	Description	Property Amt	Your Share
10/2013	OIL		/0.00	Oil Sales:	0.00	0.00
	Wrk NRI:	0.41605631		Oil Production Tax:	0.00	0.00
				Net Income:	0.00	0.00
10/2013	OIL		/0.00	Oil Sales:	0.00	0.00
	Wrk-1 NRI: 0.06500880			Oil Production Tax:	0.00	0.00
				Net Income:	0.00	0.00

Total Revenue for Property 0.00

Expenses:

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Operating Costs					
Pumper / Gauger					
1118	Daniel Vines Dozer		266.66	266.66	145.05
1118	Daniel Vines Dozer	A	266.66	266.66	22.67
1119	Daniel Vines Dozer		400.00	400.00	217.60
1119	Daniel Vines Dozer	A	400.00	400.00	34.00
Roads & Location					
1120	Daniel Vines Dozer		120.00	120.00	65.28
1120	Daniel Vines Dozer	A	120.00	120.00	10.20
	Total Operating Costs			**1,573.32**	**494.80**
Billing Summary by Deck/AFE			0.54400000	786.66	427.93
		A	0.08500000	786.66	66.87

Property Summary:	Net Rev Int	Wrk Int	Expenses	Net Cash
PP1204	0.41605631	0.54400000	427.93	427.93-
	0.06500880	0.08500000	66.87	66.87-
Total Cash Flow			494.80	494.80-

Property: (PP1205) Palmetto Point 12-5 County: WILKINSON, MS

Revenue:

Prd Date	Prod	Price Per	Volume/Share	Description	Property Amt	Your Share
10/2013	OIL	$/BBL:99.39	244.92 /101.90	Oil Sales:	24,342.35	10,127.78
	Wrk NRI:	0.41605631		Oil Production Tax:	1,460.54-	607.61-
				Net Income:	22,881.81	9,520.17
10/2013	OIL	$/BBL:99.39	244.92 /15.92	Oil Sales:	24,342.35	1,582.47
	Wrk-1 NRI: 0.06500880			Oil Production Tax:	1,460.54-	94.95-
				Net Income:	22,881.81	1,487.52

Total Revenue for Property 11,007.69

Expenses:

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Operating Costs					
Pumper / Gauger					
1118	Daniel Vines Dozer		266.66	266.66	145.05
1118	Daniel Vines Dozer	A	266.66	266.66	22.67
1119	Daniel Vines Dozer		400.00	400.00	217.60
1119	Daniel Vines Dozer	A	400.00	400.00	34.00

Property: (PP1205) Palmetto Point 12-5 (Continued)

Expenses: (Continued)

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Roads & Location					
1120	Daniel Vines Dozer		120.00	120.00	65.27
1120	Daniel Vines Dozer	A	120.00	120.00	10.20
Total Operating Costs				**1,573.32**	**494.79**
Billing Summary by Deck/AFE			0.54400000	786.66	427.92
		A	0.08500000	786.66	66.87

Property Summary:	Net Rev Int	Wrk Int	WI Revenue	Expenses	Net Cash
PP1205	**0.41605631**	**0.54400000**	**9,520.17**	**427.92**	**9,092.25**
	0.06500880	0.08500000	1,487.52	66.87	1,420.65
Total Cash Flow			11,007.69	494.79	10,512.90

Property: (PPF012) Palmetto Point Frio-12 County: WILKINSON, MS

Revenue:

Prd Date	Prod	Price Per	Volume/Share	Description	Property Amt	Your Share
10/2013	OIL	$/BBL:99.39	690.32 /143.61	Oil Sales:	68,610.21	14,272.36
	Wrk NRI:	0.20802815		Oil Production Tax:	4,116.60-	856.33-
				Net Income:	64,493.61	13,416.53
10/2013	OIL	$/BBL:99.39	690.32 /44.88	Oil Sales:	68,610.21	4,460.27
	Wrk-1 NRI:	0.06500880		Oil Production Tax:	4,116.60-	267.62-
				Net Income:	64,493.61	4,192.65
Total Revenue for Property						**17,609.18**

Expenses:

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Operating Costs					
Pumper / Gauger					
1118	Daniel Vines Dozer		266.68	266.68	72.54
1118	Daniel Vines Dozer	A	266.68	266.68	22.67
1119	Daniel Vines Dozer		400.00	400.00	108.80
1119	Daniel Vines Dozer	A	400.00	400.00	34.00
Roads & Location					
1120	Daniel Vines Dozer		120.00	120.00	32.64
1120	Daniel Vines Dozer	A	120.00	120.00	10.20
Total Operating Costs				**1,573.36**	**280.85**
Billing Summary by Deck/AFE			0.27200000	786.68	213.98
		A	0.08500000	786.68	66.87

Property Summary:	Net Rev Int	Wrk Int	WI Revenue	Expenses	Net Cash
PPF012	**0.20802815**	**0.27200000**	**13,416.53**	**213.98**	**13,202.55**
	0.06500880	0.08500000	4,192.65	66.87	4,125.78
Total Cash Flow			17,609.18	280.85	17,328.33

Property: (PPF021) Palmetto Point Frio-21 County: WILKINSON, MS

Expenses:

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Operating Costs					
Pumper / Gauger					
1118	Daniel Vines Dozer		266.66	266.66	85.33
1118	Daniel Vines Dozer	A	266.66	266.66	26.67
1119	Daniel Vines Dozer		400.00	400.00	128.00
1119	Daniel Vines Dozer	A	400.00	400.00	40.00
Total Operating Costs				**1,333.32**	**280.00**

Property: (PPF021) Palmetto Point Frio-21 (Continued)

Billing Summary by Deck/AFE	Recompletion of PPF021		0.32000000	666.66	213.33
		A	0.10000000	666.66	66.67

Property Summary:	Wrk Int	Expenses	You Owe
PPF021	**0.32000000**	**213.33**	**213.33**
	0.10000000	66.67	66.67
Total		280.00	

G & G Production, LLC
Authority for Expenditure - Office Copy

AFE# 260
Description Palmetto Point 12-7

Property# PP1207
Property Desc Palmetto Point 12-7
County/State WILKINSON, MS

AFE for Drilling of the PPF 12-7 / December 4, 2013

Stage 1	Description	Drilling
Intangible Drilling Costs		
9202	Drilling - Daywork	69,000.00
9206	Engineering Supervising	8,500.00
9207	Surveys / Permits / Bonds	2,483.00
9208	Cementing & Services	7,933.00
9209	Drilling Mud & Chemicals	24,834.00
9211	Roads. Location & Restoration	15,000.00
9212	Equipment Rental	65,000.00
9213	Welding	1,115.00
9214	Genset	1,250.00
9216	Geological/Logging Consulting	3,341.00
9218	Crew Quarters	8,000.00
9219	Trucking & Crane to MI,Ru & MO	60,000.00
9220	Insurance	4,019.00
9222	Legal Services	2,051.00
9223	Fuel,Water,Power & Bits	30,000.00
9224	Administrative Overhead	4,273.00
9226	Wireline Service	12.432.00
9298	Miscellangeous Intangibles	34,533.00
Total - Intangible Drilling Costs		**353,764.00**
TOTAL Drilling		**353,764.00**

Summary by Owner

Owner#	Owner Name	Drilling Percent	Drilling Amount	Running Total Amount
C00043	Cheetah Oil & Gas LTD.	0.08000000	28,301.12	28,301.12
J00052	Belmont Lake Production, LLC	0.50000000	176,882.00	176,882.00
L00010	Lexaria Corporation	0.42000000	148,580.88	148,580.88
	Totals	1.00000000	353,764.00	353,764.00

Stage 2	Description	Tangible-DRL
Tangible Drilling Costs		
9401	Surface Casing	10,000.00
9404	Wellhead Equipment	11,000.00
9490	Tangable Drilling Cost-Misc	2,100.00
Total - Tangible Drilling Costs		**23,100.00**
TOTAL Tangible-DRL		**23,100.00**

Summary by Owner

Owner#	Owner Name	Tangible-DRL Percent	Tangible-DRL Amount	Running Total Amount
C00043	Cheetah Oil & Gas LTD.	0.08000000	1,848.00	30,149.12
J00052	Belmont Lake Production, LLC	0.50000000	11,550.00	188,432.00
L00010	Lexaria Corporation	0.42000000	9,702.00	158,282.88
	Totals	1.00000000	23,100.00	376,864.00

Stage 3	Description	Completion
Intangible Completion Costs		
9301	Completion Rig	20,000.00
9302	Drilling Rig	11,500.00
9304	Trucking/Crane-MU,RU & MO	1,560.00
9305	Completion Overhead	4,100.00

AFE# 260
Description Palmetto Point 12-7

Property# PP1207
Property Desc Palmetto Point 12-7
County/State WILKINSON, MS

AFE for Drilling of the PPF 12-7 / December 4, 2013

Stage 3	Description	Completion
9308	Cementing & Services	17,000.00
9311	Roads & Location	25,000.00
9313	Trucking-Vaccum Service	5,000.00
9318	Casing Crew / Tools	7,148.00
9321	Roustabout Services	55,000.00
9323	Engineering	13,000.00
9325	Welding	2,000.00
9329	Logging Case for Production	15,000.00
9330	Contingency,Misc	18,198.00
9334	Swab Rig	2,864.00
9335	Pipeline Coating	20,000.00
Total - Intangible Completion Costs		**217,370.00**

TOTAL Completion **217,370.00**

Summary by Owner

Owner#	Owner Name	Completion Percent	Completion Amount	Running Total Amount
C00043	Cheetah Oil & Gas LTD.	0.08000000	17,389.60	47,538.72
J00052	Belmont Lake Production, LLC	0.50000000	108,685.00	297,117.00
L00010	Lexaria Corporation	0.42000000	91,295.40	249,578.28
	Totals	1.00000000	217,370.00	594,234.00

Stage 4	Description	Tangible-CP
Tangible Completion Costs		
9402	Long String Casing	50,000.00
9403	Tubing	15,000.00
9405	Gravel Pack	34,000.00
9407	Packer	4,500.00
9408	Heater Treater/Separator	8,000.00
9410	Flowlines	80,646.00
9417	Tank	11,000.00
9491	Tangiable Completion Cost-Misc	19,315.00
Total - Tangible Completion Costs		**222,461.00**

TOTAL Tangible-CP **222,461.00**

Summary by Owner

Owner#	Owner Name	Tangible-CP Percent	Tangible-CP Amount	AFE Total Amount
C00043	Cheetah Oil & Gas LTD.	0.08000000	17,796.88	65,335.60
J00052	Belmont Lake Production, LLC	0.50000000	111,230.50	408,347.50
L00010	Lexaria Corporation	0.42000000	93,433.62	343,011.90
	Totals	1.00000000	222,461.00	816,695.00

Belmont Lake Field
Summary of 8/8ths Lease Operating Expenses
FY 2012/2013

PRODUCTION DATE	PP F-12	PP F-3	PP F-4	PP F-5	UNDRILLED LOCATIONS
11/1/2012	$33,365	$48,510	$12,085	$12,085	
12/1/2012	$15,190	$21,963	$13,070	$13,070	
1/1/2013	$21,769	$22,348	$11,889	$11,889	
2/1/2013	$10,378	$12,204	$11,598	$11,598	
3/1/2013	$17,396	$17,396	$17,541	$17,541	
4/1/2013	$13,271	$13,271	$15,051	$15,051	
5/1/2013	$13,312	$13,312	$14,070	$10,751	
6/1/2013	$13,202	$13,202	$13,730	$14,730	
7/1/2013	$15,422	$15,422	$18,805	$15,476	
8/1/2013	$33,993	$66,542	$143,759 *	$35,546	
9/1/2013	$42,506	$45,279	$64,998	$46,835	
10/1/2013	$45,143	$45,142	$34,335	$47,205	
Average 8/8ths LOE	$22,912	$27,883	$20,652	$20,981	$19,000

* Not included in monthly 8/8ths LOE average; workover operations were being conducted this month leading to an inflated LOE.

RESUME

MICHAEL J. VEAZEY
5539 Coldwater Creek
Baton Rouge, La. 70808

PERSONAL DATA

Born June, 1944: Married, two children

EDUCATION

B.S. in Petroleum Engineering, LSU, 1966
Elected to Tau Beta Pi (Honorary Engineering Society)
Elected to Pi Epsilon Tau (Honorary Petroleum Engineering Society)
M.S. in Petroleum Engineering, LSU, 1968
Elected to Phi Kappa Phi (National Honorary Society)

PROFESSIONAL SOCIETIES AND ACTIVITIES

Registered Professional Engineer in Louisiana (Petroleum) since 1972
Registered Professional Engineer in Louisiana (Environmental) since 1994
Member of Society of Petroleum Engineers of AIME since 1964
Member of Society of Society of Petroleum Evaluation Engineers
American Association of Drilling Engineers (Steering Com.)
Faculty Advisor to Student Section of SPE (1978 - 1983)
Mineral Consultant to LSU Board of Supervisors (1980 - 1983)
Phi Kappa Phi honor society
Tau Beta Pi honor society
Pi Epsilon Tau honor society

EXPERIENCE

1983-PRESENT

D-O-R Engineering, Inc. In May 2009, Mr. Veazey acquired an equity position in the established consulting firm, D-O-R Engineering. Mr. Veazey is the Director of the Company. D-O-R is a full service petroleum consulting engineering firm that will complement the firm of Veazey and Associates, LLC.

VEAZEY AND ASSOCIATES, LLC - an oil and gas consulting firm located in Baton Rouge, Louisiana

Mr. Veazey has been the President of Veazey and Associates, LLC (Formerly Veazey & Associates, Inc and MJV, Inc.) since 1978. He has served as an Instructor in the LSU/IADC Well Control School, and he has recently assisted the LSU Department of Petroleum Engineering as an Adjunct Professor of the faculty of the LSU Petroleum Engineering Department.

Mr. Veazey serves as the primary engineering analyst responsible for the estimation of oil and gas reserve volumes for a number of oil and gas companies. In addition to his role as an estimator of oil and gas reserves, he has provided the primary engineering work upon which many oil and gas reserve acquisitions have been based. He has also performed many Estate Appraisals.

Since 1980, Mr. Veazey has assisted the Vermilion Parish School Board with the management of minerals associated with the 22,000 + acres of State Land held in trust for that School Board, and Mr. Veazey has assisted The Terrebonne Parish School Board since 1986 with similar services for the 22,000+ acres of State Land held in trust for that School Board. In 2004, Veazey & Associates, Inc. was selected by the Lafourche Parish School Board to assist in the management of the 9,000+ acres of School Board Section 16 minerals.

Mr. Veazey has provided Expert Testimony and given sworn depositions in both Federal and State Court. He has qualified as an expert in the field of Petroleum Engineering, Petroleum Reservoir

Engineering and Oil Field Operations. He has also testified before the Louisiana Office of Conservation in numerous Unitization hearings.

2003-2007

LOUISIANA STATE UNIVERSITY - Adjunct Professor of Petroleum Engineering at LSU

Mr. Veazey taught undergraduate courses in phase behavior and production equipment design.

1978-1983

LOUISIANA STATE UNIVERSITY - Assistant Professor of Petroleum Engineering at LSU.

Mr. Veazey taught undergraduate courses in petroleum economics, drilling, petrophysics, unitization, and phase behavior. During his tenure, he was the Director of LSU/IADC Well Control School from 1980 through 1983. He was also the Mineral Consultant to the LSU Board of Supervisors from 1980 through 1983.

1974-1978

SAMSON RESOURCE COMPANY - A publicly traded, independent oil and gas company specializing in production acquisitions and development drilling, located in Tulsa, Oklahoma.

Mr. Veazey was the Senior Petroleum Engineer responsible for all drilling, production and acquisitions. During the period in which he served as the companies' chief engineering evaluator, Samson was recognized as one of the nation's most successful and fastest growing independent oil and gas companies. During employment with Samson, Mr. Veazey co-author three technical papers, one of which related to the development of a Monte Carlo Simulation model for a programmable calculator, allowing the general engineering population to access and utilize this powerful statistical tool for oil and gas acquisition and development activities in a manner which had previously been reserved for only those with access to powerful main frame computers.

1972-1974

PLACID OIL COMPANY - An international oil and gas company headquartered in Dallas, Texas.

Mr. Veazey served as a Staff Petroleum Engineer responsible for oil and gas reserve calculations and development drilling programs which concentrated on large offshore Louisiana oil and gas fields. He was also responsible for representing Placid at numerous technical committee meetings with joint venture partners. Mr. Veazey also performed reservoir engineering and statistical evaluations of major undeveloped tracts of land for the purpose of participation in competitive lease sales. As a result of these efforts, the company invested $180MM and was rewarded with the discovery of the South Marsh Island 268 Field. He also worked with other engineers to continually evaluate the companies' producing oil and gas fields. These activities were concentrated in the gulf coast area of Louisiana, but also extended to other geographic areas such as Alabama, Mississippi, the Florida Gulf Coast and the North Sea.

1968-1972

CHEVRON -

Mr. Veazey worked as a Reservoir Engineer and Drilling Engineer in the New Orleans office. He worked on secondary recovery projects and prepared reserve calculations for large oil and gas fields in south Louisiana and offshore Louisiana. He also worked as a field drilling engineer on offshore and inland water rigs for two years.

Summers

1967 Drilling Engineer, Chevron Oil Co.
1966 Reservoir Engineer, Chevron Oil Co.
1965 Lease Pumper, Gulf Oil Co.
1964 Roustabout, Pan American Petroleum Corp. (Amoco).

SELECTED PUBLICATIONS

1. Veazey, M.J. and Carlton, A.: RECORD OKLAHOMA WELL DRILLED THROUGH TROUBLESOME ATOKA SHALE, Oil and Gas Journal, August 23, 1976.
2. Veazey, M.J. and Carlton, A.: NEW LOGGING APPROACH TO OLD WELLS, Petroleum Engineer, July, 1976.
3. Veazey, M.J. and Smith, P.: SIMPLE EQUATION, CALCULATOR SPEED LEASE EVALUATION, Oil and Gas Journal, May 22, 1978.
4. Veazey, M.J. and Bassiouni, Z.: THE EVALUATION OF WATER CYCLING AS A TECHNIQUE FOR RECOVERING THE DISSOLVED GAS IN A GEOPRESSURED AQUIFER, LSU Dept. of Petroleum Engineering Report to DOE, August, 1978.
5. Veazey, M.J., Hawkins, M.F., et. al.: METHODS FOR DETERMINING VENTED VOLUMES DURING GAS WELL BLOWOUTS, DOE Publication, October, 1980.
6. Veazey, M.J., Hawkins, M.F., et. al.: METHODS FOR DETERMINING VENTED VOLUMES DURING GAS-CONDENSATE BLOWOUTS, DOE Publication , November, 1981.
7. Veazey, M.J., Alexander, W.H., and Corty, F.L.: OIL AND GAS LEASING: A MYSTERY IN LOUISIANA, Louisiana Rural Economist, Vol. 44 No. 4, November, 1982.

Jim Veazey, P. E.
6161 Perkins Rd., Ste. 2C
Baton Rouge, LA 70808
(225) 765-1914

Experience

D-O-R Engineering, Inc. 5/09 to Present
Part Owner/President
D-O-R offers a diverse range of consulting petroleum engineering and management services to major and independent oil companies, financial institutions, legal firms, investment companies, private estates and mineral owners along the Gulf Coast. The firm also provides general consulting services in the areas of petroleum engineering and property management and has particular expertise in the areas of 1) expert witness testimony as related to reservoir engineering, fair market mineral valuations or general practices in the oil and gas industry and 2) reserve and future cash flow estimates for the purposes of oil and gas property sales and/or acquisitions, investment in oil and gas properties, appraisals for year-end-reports, S. E. C. filings, Canadian filings, F. D. I. C. reports, bank loans and estate successions.

Veazey & Associates, LLC 8/01 to Present
Part Owner/Managing Engineer
Veazey & Associates provides services related to reservoir engineering including fair market value appraisals and various aspects of mineral management. All engineers on staff are knowledgeable in the calculation of reserves by a multitude of methods and implementing economic software (PHD Win) to relate a present value forecast for said reserves so the client can make informed budget decisions regarding financing, investments, private acquisitions or acquisition by state imminent domain. Our firm manages the minerals of over 50,000 acres for public lands. This includes all aspects of permitting, leasing, scouting oil and gas activity, as well as providing a complete inventory of past and present surface and mineral activity. We conduct site visits to monitor oil and gas surface activities which may have a direct impact on our client's land. We conduct regulatory filings at the Office of Conservation and are capable of extensive due diligence research as related to that Office, as well as interfacing with Conservation staff regarding regulatory compliance issues and other special situations involving this state agency.

Office of Conservation/Inspection & Enforcement Section 4/98 to 8/01
Advanced Petroleum Engineer
Jim's main function in this position was to manage complaints from land owners or concerned citizens regarding oil and gas operations in Louisiana. Further, if any violations were discovered, to initiate corrective action and keep complainant informed of all actions taken by Conservation. He reviewed passive closure data for oil field pits to ensure conformance with the applicable rules and regulations. Jim was responsible for monitoring inactive oil and gas wells in the state to ensure that the sites, which are deemed as having no future utility, were plugged and abandoned in accordance with the requirements of Statewide Order No. 29-B. This involved requesting and evaluating engineering and geological data from operators of inactive wells to justify the classification of the well(s) as having future utility. On many occasions, Jim accompanied enforcement agents on field inspections to insure compliance with rules and regulations of the Office of Conservation. He coordinated and supervised the compilation of statistics relating to oil and gas activities such as unitization hearings or meetings with industry representatives.

Office of Conservation/Orphan Well Section 9/96 to 4/98
Petroleum Engineer
Jim reviewed and audited well records in order to prepare bid packages for orphan well projects. This included down-hole plugging procedures, pit closure and facility removal. He oversaw obtaining soil analyses on all oil field pits or tank bottoms associated with the orphaned site. Jim directed site visits for plugging and restoration contractors so bids could be prepared for future restoration operations. He prepared data relative to Act 404 (Oilfield Site Restoration Law) for dissemination to the respective legislative oversight committees, the Oilfield Site Restoration Commission, the Secretary of the Department of Natural Resources and the Assistant Secretary. Also, Jim assisted in the establishment of Site Specific Trust Accounts.

Veazey & Associates, Inc. 9/95 to 9/96
Petroleum Engineer
Jim performed reserve forecasts for annual reports and estate appraisals and assisted in the preparation of unitization hearings for industry and land owner clients. He managed the minerals for two state agencies (over 50,000 acres under management).

Union Oil Company of California 5/94 to 8/94
Summer Intern
Jim helped to design well workovers and wrote associated AFEs and was involved in decision making of workover and recompletion procedures in the office and in the field. He assisted the Senior Production Engineer with daily field activity.

Veazey & Associates, Inc. 5/91 to 5/94
Technical Assistant
Jim performed extensive research collection at the Office of Conservation and Mineral Resources. Jim also plotted decline curves, planimetered isopach maps for volumetric reserve calculations, maintained company well history and engineering files and assisted in the management and company finances.

L. S. U. Petroleum Engineering Department 9/89 to 5/95
Student Worker
Responsible for maintenance of laboratories, maintenance of supplies and general office work.

Conoco, Inc. 6/88 to 8/88
Summer Intern
Observed secondary and tertiary recovery methods and performed lease maintenance work in the field.

Professional Organizations

Society of Petroleum Evaluation Engineers
Society of Petroleum Engineers

Certifications and Short Courses

Registered Professional Engineer in Louisiana and Texas
Applied Subsurface Geological Mapping, 2008
Mineral Law Institute – Multiple Years
NORM Surveying and Control Certification, 1998
Soil Remediation for Petroleum Extraction Industry, 1997 and 1998
Mineral Management Service Well Control and Under Balanced Drilling, 1997 and 1998
Introduction to Arc View GIS, 1998

Education

Louisiana State University - 1995 Graduate in Petroleum Engineering
Louisiana State University - 1991 Graduate in General Studies with a business emphasis
Catholic High School, Baton Rouge - 1986 Graduate

Personal

Married with two children

References

Available Upon Request